UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

S&W SEED COMPANY

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

November 5, 2024

To our stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of S&W Seed Company. The meeting will be held virtually via live audio-only webcast on Tuesday, December 17, 2024 at 2:30 p.m. Mountain Time. To participate in the annual meeting virtually via the Internet, please visit www.proxydocs.com/SANW.

In order to attend the annual meeting, you must register in advance at www.proxydocs.com/SANW prior to 3:00 p.m. Mountain Time on Sunday, December 15, 2024. Upon completion of your registration, you will receive further instructions via email, including a unique link that will allow you to access the meeting, vote at the meeting and submit questions during the meeting. Stockholders will not be able to attend the annual meeting in person.

Details regarding the business to be conducted are described in the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on Tuesday, December 17, 2024 via Live Audio-only Webcast.

The Proxy Statement and Annual Report are available free of charge at: www.proxydocs.com/SANW.

Your vote is very important. Whether or not you attend the annual meeting virtually, we hope you will vote promptly. You can cast your ballot by telephone, via the Internet or by mailing the proxy card (if you request one) or, if you attend the annual meeting virtually, you may submit an electronic ballot during the meeting.

Please review the instructions included in the Proxy Statement.

Thank you for your ongoing support and continued interest in S&W Seed Company. We look forward to your participation at the annual meeting.

Sincerely,

/s/ Alan D. Willits
Alan D. Willits
Chairman of the Board

2101 Ken Pratt Blvd., Suite 201

Longmont, Colorado 80501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, DECEMBER 17, 2024

To the Stockholders of S&W Seed Company:

The annual meeting of stockholders (the “Annual Meeting”) of S&W Seed Company, a Nevada corporation (the “Company”), will be held virtually via live audio-only webcast on Tuesday, December 17, 2024 at 2:30 p.m. Mountain Time. To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/SANW.

The Annual Meeting will be held for the following purposes:

1.
to elect the following four nominees to the Company’s Board of Directors: Alexander C. Matina, Jeffrey Rona, Alan D. Willits and Mark W. Wong;
2.
to ratify the selection of Grant Thornton LLP as independent registered public accounting firm of the Company for its fiscal year ending June 30, 2025;
3.
to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement;
4.
to approve the Company's Amended and Restated 2019 Equity Incentive Plan; and
5.
to conduct such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. Any action on the items of business described above may be considered at the time and on the date specified above or at any other time and date to which the Annual Meeting may be property adjourned or postponed.

The record date for the Annual Meeting is November 1, 2024. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Mark Herrmann
President and Chief Executive Officer
Longmont, Colorado
November 5, 2024

You are cordially invited to attend the Annual Meeting. The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio-only webcast. In order to attend, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Sunday, December 15, 2024 at 3:00 p.m. Mountain Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting, and you will have the ability to vote and submit questions during the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please vote as promptly as possible in order to ensure your representation at the Annual Meeting. You can cast your ballot by telephone, via the Internet or by mailing the proxy card (if you request one) or, if you attend the Annual Meeting virtually, you may submit an electronic ballot during the Annual Meeting. Even if you have voted by proxy, you may still cast a ballot if you attend the Annual Meeting virtually. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

S&W SEED COMPANY

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Tuesday, December 17, 2024 at 2:30 p.m. Mountain Time

The enclosed proxy is solicited by the Board of Directors (the “Board”) of S&W Seed Company, a Nevada corporation (the “Company,” “S&W,” “we” or “our”), for use in voting at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually via live audio-only webcast on Tuesday, December 17, 2024 at 2:30 p.m. Mountain Time and at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

We have prepared these materials for the Annual Meeting to be held virtually via live audio-only webcast on Tuesday, December 17, 2024 at 2:30 p.m. Mountain Time. S&W is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments thereof.

The Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/SANW. In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/SANW prior to 3:00 p.m. Mountain Time on Sunday, December 15, 2024. Upon completion of your registration, you will receive further instructions via email, including a unique link that will allow you to access the Annual Meeting, vote at the Annual Meeting and submit questions during the Annual Meeting. Stockholders will not be able to attend the Annual Meeting in person.

You are invited to attend the Annual Meeting virtually via the Internet and requested to vote on the proposals described in this Proxy Statement (the “Proxy Statement”).

What is included in these proxy materials?

•
The Notice of Internet Availability of Proxy Materials (the “Notice”);
•
This Proxy Statement; and
•
S&W’s Annual Report on Form 10-K for the year ended June 30, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2024 (the “Annual Report”).

If you requested printed versions by mail, these proxy materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

S&W has elected to use the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, we have sent the Notice to our stockholders pursuant to which the Board is soliciting your proxy to vote at the Annual Meeting, including any adjournments or postponements thereof. Instructions on how to access the proxy materials via the Internet or request a printed copy of the materials can be found in the Notice.

Stockholders may follow the instructions in the Notice to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials via the Internet to help reduce the environmental impact of our annual meetings and reduce the cost to S&W associated with the printing and mailing of proxy materials.

S&W’s proxy materials are also available at www.swseedco.com/investors/annual-meeting-proxy/. This website address is included for reference only. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement. We intend to mail the Notice on or before November 7, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after November 17, 2024.

What items will be voted on at the Annual Meeting?

There are four items scheduled for a vote at the Annual Meeting:

•
election to the Board of four nominees named in this Proxy Statement (Proposal No. 1);
•
ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025 (Proposal No. 2);
•
approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (Proposal No. 3); and
•
approval of the Company's Amended and Restated 2019 Equity Incentive Plan (Proposal No. 4).

Will any other business be conducted at the meeting?

Other than the proposals referred to in this Proxy Statement, S&W knows of no other matters to be submitted to the stockholders for consideration at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote upon such matters in accordance with their best judgment.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares “FOR” each of Proposals No. 1, No. 2, No. 3 and No. 4.

May the Annual Meeting be adjourned or postponed?

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed. Under Nevada law, we are not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes, or is required to fix, a new record date for the adjourned meeting. If the meeting date is postponed or adjourned to a date more than 60 days later than the date set for the original meeting, Nevada law requires that a new record date must be fixed and notice given.

Are any of S&W’s officers and directors interested in matters to be acted upon?

Other than our nominees’ interest in the election of directors and the potential impact of the advisory vote on executive compensation, our officers and directors do not have any interest in the matters to be acted upon at the Annual Meeting.

Who may vote at the Annual Meeting?

Only stockholders of record as of the close of business on November 1, 2024 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. In addition to the stockholders of record of S&W’s common stock, beneficial owners of shares held in street name as of the Record Date can vote using the methods described below. Each share of S&W’s common stock entitles the holder thereof to one vote on each matter. As of the Record Date, there were 2,284,470 shares outstanding and entitled to vote at the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•
Stockholder of Record. If your shares are registered directly in your name with S&W’s transfer agent, Transfer Online, Inc., you are the stockholder of record with respect to those shares, and the Notice was sent directly to you by S&W.
•
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.

If I am a stockholder of record of S&W’s shares, how do I vote?

If you are a stockholder of record, there are four ways to vote:

•
At the Annual Meeting. You may vote online during the Annual Meeting by submitting an electronic ballot. Please visit www.proxydocs.com/SANW to register for the Annual Meeting. Upon completing your registration to attend the Annual Meeting, you will receive further instructions via email, including a unique link that will allow you access to the meeting.
•
Via the Internet. You may vote by proxy via the Internet by visiting www.proxypush.com/SANW and following and follow the on-screen instructions to complete an electronic proxy card. You will be asked to provide the control number from the Notice or proxy card (if you request one).
•
By Telephone. You may vote by proxy by calling the toll-free number found in the Notice and following the recorded instructions and the instructions found in the Notice. You will be asked to provide the control number from the Notice or proxy card (if you request one).
•
By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card, and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a Notice containing voting instructions from that organization rather than from S&W. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To cast a ballot at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form.

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•
At the Annual Meeting. If you are a beneficial owner of shares held in street name and wish to cast a ballot at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that authorizes you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.
•
Via the Internet. You will receive a voting instruction form from the organization that holds your shares and you may vote by proxy via the Internet by following instructions on the voting instruction form. The availability of Internet voting may depend on the voting process of the organization that holds your shares.
•
By Telephone. You will receive a voting instruction form from the organization that holds your shares and you may vote by proxy by calling the toll-free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.
•
By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form, and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

What is the quorum requirement for the Annual Meeting?

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting virtually or represented by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:

•
are entitled to vote and you are present at the Annual Meeting virtually; or
•
have properly voted by proxy via the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

Under Nevada law, unless the articles of incorporation or bylaws provide otherwise, a quorum is calculated based on the voting power present in person (or virtually) or represented by proxy, regardless of whether the proxy has authority to vote on any matter. Consequently, broker non-votes (as described below), and shares represented by proxies indicating abstentions and withheld votes, will be counted towards the presence of a quorum for holding the Annual Meeting.

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting virtually or represented by proxy in order to have a quorum and conduct the Annual Meeting. If a quorum is not present, the chairperson of the Annual Meeting, or the holders of a majority of the shares entitled to vote thereat who are present, virtually or by proxy, at the Annual Meeting may adjourn the Annual Meeting to solicit additional proxies.

How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not vote or give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and do not cast your ballot by telephone, via the Internet or by mailing the proxy card (if you request one) or, by submitting an electronic ballot during the Annual Meeting, your shares will not be voted. If you are a stockholder of record and you:

•
indicate when voting via the Internet or by telephone that you wish to vote as recommended by the Board, or
•
sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders, Mark Herrmann and Vanessa Baughman, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which proposals are considered “routine” or “non-routine”?

The ratification of the selection of Grant Thornton LLP as S&W’s independent registered public accounting firm for the fiscal year ending June 30, 2025 (Proposal No. 2) is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2. Any failure by a broker, bank or other nominee to vote on Proposal No. 2 will be deemed an abstention with respect to such proposal.

We expect that the election of directors (Proposal No. 1), the advisory approval of the compensation of S&W’s named executive officers (Proposal No. 3), and the approval of the Company's Amended and Restated 2019 Equity Incentive Plan (Proposal No. 4) will be considered non-routine matters under applicable rules. A broker, bank or other nominee may not vote without instructions on non-routine matters, and therefore broker non-votes may be submitted in connection with Proposals No. 1, No. 3 and No. 4.

What is the voting requirement to approve each of the proposals?

With respect to the election of directors (Proposal No. 1), S&W’s Third Amended and Restated Bylaws (our "Bylaws") provide that our directors are elected in uncontested elections by the affirmative vote of a majority of the votes cast with respect to that director’s election. In contested director elections, elections in which the number of nominees exceeds the number of directors to be elected, the directors are elected by a plurality of the votes cast, and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at the Annual Meeting is an uncontested election, and as such, the majority voting standard applies. To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to the director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election. Abstentions and broker non-votes are not considered votes “cast” for purposes of this proposal and, as such, will not affect the outcome of the election of directors.

Approval of Proposals No. 2, No. 3 and No. 4 requires, in each case, the affirmative vote of a majority of the stock having voting power present at the Annual Meeting virtually or represented by proxy at the Annual Meeting. Abstentions on Proposals No. 2, No. 3 and No. 4 will have the effect of votes “against”

such proposal. Broker non-votes on Proposals No. 3 and No. 4 will have the effect of votes “against” such proposal. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2.

How are broker non-votes and abstentions treated?

Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are not considered votes “cast” for purposes of Proposal No. 1 and, as such, will not affect the outcome of the election of directors. Abstentions will have the effect of votes “against” Proposals No. 2, No. 3 and No. 4. Broker non-votes on Proposals No. 3 and No. 4 will have the effect of votes “against” such proposal. A broker, bank or other nominee may generally vote only on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2. Any failure by a broker or other nominee to vote on Proposal No. 2 will be deemed an abstention with respect to such proposal.

In order to minimize the number of broker non-votes, S&W encourages you to provide voting instructions on each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice and the voting instruction form.

May I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, you may change your vote via the Internet or by the telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, or by virtually attending the Annual Meeting and voting online. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to S&W’s Corporate Secretary at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, prior to the Annual Meeting.

If you are a beneficial owner, please contact your organization for specific instructions for changing your vote and make sure that you plan for sufficient time for your organization to meet the time deadline for delivering your revised votes or your original votes will stand.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner intended to protect your voting privacy. Your vote will not be disclosed either within S&W or to third parties, except:

•
to allow for the tabulation and certification of votes;
•
to facilitate a successful proxy solicitation; and
•
as necessary to meet applicable legal requirements or to assert or defend claims for or against S&W.

If you write comments on your proxy card or ballot, the proxy card or ballot may be forwarded to S&W’s management and the Board to review your comments.

Who will serve as the inspector of election?

A representative from BetaNXT will serve as the inspector of election.

Where may I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. S&W will publish the final voting results in a Current Report on Form 8-K within four business days following the Annual Meeting.

May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

You may present proposals (including nominations for election of directors) to be considered for inclusion in next year’s proxy materials or for action at a future annual meeting only if you comply with the requirements of the proxy rules established by the SEC and our Bylaws, as applicable.

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary by July 10, 2025.

For nominations or other business to be properly brought before the next annual meeting of stockholders, you must have given timely notice in proper written form to our Corporate Secretary and any such proposed business must constitute a proper matter for stockholder action under our Articles of Incorporation, as amended (our "Articles"), our Bylaws and applicable law. To be timely, your notice must be delivered to our principal executive offices in Longmont, Colorado between August 19, 2025 and September 18, 2025; provided, however, that in the event that the date of the next Annual Meeting of Stockholders is more than 30 days before or more than 60 days after December 17, 2025, your notice must be so delivered not earlier than the close of business on the 120th day prior to the next annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.

Our Bylaws require that certain information and acknowledgments with respect to the proposal or the nominee and the stockholder making the proposal or nomination be set forth in the notice. Our Bylaws have been publicly filed with the SEC and can also be provided upon request, addressed to our Corporate Secretary, as noted below.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Where should I send proposals and director nominations for the next Annual Meeting of Stockholders?

Stockholder proposals and director nominations must be delivered to our Corporate Secretary by mail at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, or by email at secretary@swseedco.com and received by our Corporate Secretary by the dates set forth above.

What is S&W’s fiscal year?

S&W’s fiscal year ends on June 30. All information presented in this Proxy Statement is based on our fiscal calendar.

Who is paying the costs of this proxy solicitation?

S&W is paying for the entire cost of soliciting proxies. In addition to these proxy materials, S&W’s directors, officers and employees, without additional compensation, may also solicit proxies on S&W’s behalf by telephone or other means of communication. S&W will also reimburse brokerage firms, banks and other nominees representing beneficial owners certain fees associated with forwarding proxy materials to beneficial owners and obtaining their voting instructions.

Where are S&W’s principal executive offices located and what is S&W’s main telephone number?

S&W’s principal executive offices are located at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501. S&W’s main telephone number is (720) 506-9191.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio-only webcast. In order to attend, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Sunday, December 15, 2024 at 3:00 p.m. Mountain Time. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the meeting. Even if you plan on attending the Annual Meeting virtually, we encourage you to vote your shares in advance using one of the methods outlined in this Proxy Statement to ensure that your vote will be represented at the Annual Meeting.

What if during the Annual Meeting I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?

On the day of the Annual Meeting, if you encounter any difficulties accessing the live webcast of the Annual Meeting or during the Annual Meeting, please call the technical support number that will be posted on the log-in page for our virtual Annual Meeting for assistance.

DIRECTORS AND EXECUTIVE OFFICERS – INFORMATION REGARDING OUR BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND EXECUTIVE OFFICERS

General Information About the Board

The Board is elected by our stockholders to oversee our business and affairs. In addition, the Board counsels, advises and oversees management in the long-term interests of our company and our stockholders regarding a broad range of subjects including:

•
selecting and evaluating the performance of our Chief Executive Officer, Chief Financial Officer and other senior executives;
•
reviewing and approving major financial, strategic and operating decisions and other significant actions;
•
overseeing the conduct of our business and the assessment of our business risks to evaluate whether our business is being properly managed; and
•
overseeing the processes for maintaining integrity with regard to our financial statements and other public disclosures, and compliance with law and ethical standards.

Members of the Board monitor and evaluate our business performance through regular communication with our Chief Executive Officer and other members of senior management, and by attending Board meetings and Board committee meetings.

Our directors are elected in uncontested elections by a majority vote, as described below. In contested director elections, elections whereby the number of nominees exceeds the number of directors to be elected, the directors are elected by a plurality of the votes cast, and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at the Annual Meeting is an uncontested election and thus the majority voting standard described below applies.

To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to such director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election. Broker non-votes and abstentions will not be counted as votes cast, and, accordingly, will have no effect on the election of directors.

In order to be nominated for re-election, any director currently serving on the Board (an “Incumbent Director”) must submit an irrevocable resignation, that would be effective upon the Board’s acceptance of such resignation, in the event the director fails to receive the required vote to be re-elected, as described above.

If an Incumbent Director fails to receive the required number of votes for re-election in an uncontested election, the Incumbent Director would continue to serve on the Board as a “holdover director” until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal pursuant to our Bylaws. In that case, however, the Nominating and Governance Committee would consider the conditional resignation described above, and recommend to the Board whether to accept or reject the resignation of such Incumbent Director, or whether other action should be taken. The Board will endeavor to act on the recommendation within 90 days following certification of the election results. The Board will promptly disclose its decision whether to accept the Incumbent Director’s resignation offer (and its rationale for rejecting the offer, if applicable) in a press release and filing an appropriate disclosure with the SEC. If the Board accepts the resignation, then the Board, in its sole discretion, may, pursuant to our Bylaws, fill any resulting vacancy or may decrease the size of the Board.

Nevada corporate law does not require cumulative voting in the election of directors, and neither our Articles nor our Bylaws provide for cumulative voting.

Our Board has affirmatively determined that each of our director nominees at the Annual Meeting, other than Mr. Wong, our former Chief Executive Officer, are “independent directors” as defined under the applicable rules of the SEC and the Nasdaq Stock Market ("Nasdaq"). In reaching its conclusions, our Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between us and each of the director nominees, including those discussed under the caption “Certain Relationships and Related Party Transactions” below. Our Board determined that any relationships that exist or existed in the past between us and each of the foregoing nominees, if any, were immaterial on the basis of the information set forth in the above-referenced section.

Information Regarding the Nominees

Our Board currently consists of six directors. Our Bylaws provide that the authorized number of directors shall be determined by a resolution of our Board. With a view towards streamlining our organizational structure, and also reducing related costs, our Board has determined to reduce the authorized number of directors to four, effective as of immediately prior to the Annual Meeting. To facilitate the reduction, Mark Harvey and Elizabeth Horton each delivered irrevocable resignations from their positions on the Board, including the committees on which they serve, effective as of immediately prior to the Annual Meeting. The four persons named in the table below are nominees for director at the Annual Meeting, each to serve until the next annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

The Nominating and Governance Committee of our Board has recommended, and our Board has approved, each of Alan D. Willits, Alexander C. Matina, Jeffrey Rona and Mark W. Wong as nominees for re-election as directors at the Annual Meeting. If elected, each of the nominees will serve until our next annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led our Nominating and Governance Committee to recommend that person as a nominee for director, as of the date of this Proxy Statement.

Name	Age	Position with the Company
Alan D. Willits	66	Chairman of the Board
Alexander C. Matina	48	Director
Jeffrey Rona	56	Director
Mark W. Wong	75	Director

Alan D. Willits was elected to the Board in 2018 and appointed Chairman of the Board in late 2022. From 2014 to 2018, Mr. Willits served in various senior management positions at Cargill Asia Pacific, including as Chairman, where he led Cargill’s Agriculture Supply Chain business in the Asia-Pacific region. He was responsible for several businesses within this group, including Cargill’s oil palm plantations, trading and merchandising in the Asia-Pacific region, and Cargill’s grains and oilseeds supply chain businesses in North Asia, South Asia and Australia. From 2008 to 2014, Mr. Willits served as President of Cargill Corn Milling America, where he oversaw all aspects of the corn processing business. Between 2005 and 2008, Mr. Willits served as President of Cargill Specialty Seed and Oil. Mr. Willits also held various other senior positions with Cargill between 1980 and 2005, during which he managed Cargill’s international wheat trading activities in Geneva, Switzerland, its grain business in Argentina and its specialty canola oils business. Mr. Willits received a bachelor’s degree from the University of Illinois, College of Agriculture in Agricultural Economics.

We believe that Mr. Willits’ extensive industry experience and agricultural expertise, including his knowledge of the agricultural industry in the Asia-Pacific and other geographic regions, qualify him to serve on the Board.

Alexander C. Matina has served on the Board since 2015. In 2007, Mr. Matina became Vice President of MFP Investors, LLC, or MFP, the family office of Michael F. Price, which has a value-investing focus across public and private markets. In 2022, Mr. Matina transitioned to Portfolio Manager for MFP, and served in this role until late 2023, when he moved to an advisor role for MFP. From 2005 to 2007, Mr. Matina served in various roles at Balance Asset Management, a multi-strategy hedge fund, and from 2004 to 2005, as a senior associate at Altus Capital Partners, a middle market private equity fund. Prior thereto, he was a principal at 747 Capital, a private equity fund-of-funds, and a financial analyst at Salomon Smith Barney in the financial sponsors group of the investment banking division. Since 2013, he has served on the board of directors (as Chairman) of Trinity Place Holdings, Inc., a publicly traded real estate company. Mr. Matina is also a director of TGI Friday’s, a privately held casual dining company. He also serves on the board of directors of Crowheart Energy, a privately held oil and gas company in Wyoming. Mr. Matina has also served as an adjunct professor of finance at Fordham University. From 2017 to 2019, Mr. Matina served on the board of directors of Papa Murphy’s, a national restaurant chain listed on Nasdaq until the company was acquired and taken private in 2019. Mr. Matina received a bachelor’s degree from Fordham University and an M.B.A. from Columbia University.

We believe that Mr. Matina’s strong finance background, including experience with private equity as well as his experience with other public companies, qualify him to serve on the Board.

Jeffrey Rona joined the Board in December 2023. Mr. Rona has served as the Chief Financial Officer of Ovid Therapeutics Inc. (“Ovid”) since 2021 and as Chief Business Officer of Ovid since 2020. He is responsible for leading Ovid’s capital formation, business development, strategic corporate partnerships and financial reporting. Mr. Rona previously served as the Consulting Chief Financial Officer, beginning in 2019, to assist Ovid with strategic financings. Mr. Rona also worked as a managing director with Danforth Advisors, LLC, a strategic consulting firm for life sciences companies, from 2017 through 2020. Prior to that, Mr. Rona was the Chief Financial Officer for Great Basin Scientific, Inc., a molecular diagnostics company, from 2014 through 2017. Mr. Rona began his career at Coopers & Lybrand LLP and UBS Investment Bank, and his over 30 years of experience also includes senior leadership positions with GlobeImmune, Inc., AlgoRx Pharmaceuticals, Inc., and Agenus Inc. (f/k/a Antigenics Inc.). Mr. Rona holds a BS in accounting from Case Western Reserve University.

We believe that Mr. Rona’s strong finance background, including experience with public companies, qualify him to serve on the Board.

Mark W. Wong was elected to the Board in 2014. In 2017, he was appointed to serve as our President and Chief Executive Officer until his retirement in June 2023. He has more than 35 years of experience in agribusiness, with expertise in technology integration and commercialization. Mr. Wong was a founder and, since 2009, has been a partner of Colorado Financial Holdings (“CFH”), a private venture investment and investment bank that specializes in the agricultural, energy and biotechnology sectors. From 2012 to 2018, Mr. Wong served as Chairman of American Dairyco, operating dairies in Florida and Georgia, which is a venture jointly owned by CFH. Between 2008 and 2015, he served either as Chairman of the Board or Chief Executive Officer of Agrivida, a private company that is developing and commercializing high-performance products that incorporate novel, regulated proteins precisely engineered for specific applications in a variety of markets, including animal nutrition, bio-based fuels and chemicals and industrial enzymes. In 2016, Mr. Wong briefly served as Acting President and Chief Executive Officer of Arcadia Biosciences, Inc., a publicly traded agricultural biotechnology trait company for which he also served on the board from 2006 until 2016. Mr. Wong was the Chief Executive Officer of Renewable Agricultural Energy Corporation, a private ethanol production company, from 2006 to 2007. Prior to that time, was the founder and, from 1999 to 2005, chief executive officer of Emergent Genetics, an international seed biotech company that was sold to Monsanto Company in 2005. Mr. Wong founded and managed a series of other agricultural and biotechnology companies, including Big Stone Partners, Agracetus Corporation, a plant biotechnology company that was sold to Monsanto and Agrigenetics Corporation, a seed and biotechnology company that was sold to Dow Chemical. Mr. Wong also worked as an engineer for FMC Corporation and Chemical Construction Corporation. Mr. Wong served as a director of BioFuel Energy Corp., a publicly traded corn ethanol company, from 2008 until 2014, and Chair from 2010 to 2014, when it was renamed Green Brick Partners following an acquisition and recapitalization transaction. Mr. Wong received a B.S. degree in Chemical Engineering from Lehigh University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

We believe that Mr. Wong’s extensive background in the agricultural and energy industries, and his many years of executive leadership experience, qualify him to serve on the Board.

Board Diversity

The Board Diversity Matrix below provides certain self-identified information regarding the composition of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f) and related instructions.

Board Diversity Matrix (As of November 5, 2024)
Total Number of Directors:	6
	Female	Male	Did Not Disclose Gender
Part I: Gender Identify
Directors	1	5
Part II: Demographic Background
Asian		1
White	1	4

For more information on how our Nominating and Governance Committee considers diversity, refer to "—Nominating and Governance Committee" below. To see our Board Diversity Matrix as of October 27, 2023, please see our Proxy Statement filed with the SEC on October 27, 2023.

Committees of the Board of Directors

Our Board currently has four standing committees: an Audit Committee; a Compensation Committee; a Nominating and Governance Committee; and a Finance Committee, each of which meet as needed or advisable. The table below provides membership during our fiscal year ended June 30, 2024 for each of the standing committees of our Board. The table also includes a count of all meetings that took place for each committee during fiscal 2024. In addition to formal in-person and telephonic meetings, certain of our standing committees took various actions by written consent during the fiscal year ended June 30, 2024 and spent many hours in informal consultation with one another and with management.

Name	Audit		Compensation		Nominating and Governance		Finance
Mark J. Harvey	X				X
Elizabeth Horton							X
Alexander C. Matina			X	*	X		X	*
Jeffrey Rona	X	*	X
Alan D. Willits	X		X		X	*
Mark W. Wong							X
Total meetings held in fiscal 2024	6		0		4		3

* Committee Chairperson as of June 30, 2024

Audit Committee

As of the date of this Proxy Statement, the members of the Audit Committee are Jeffrey Rona, Alan D. Willits and Mark J. Harvey, with Mr. Rona serving as the Chairperson of the Audit Committee.

The Audit Committee was established in accordance with applicable SEC rules to oversee our corporate accounting and financial reporting processes and audits of its financial statements. We are required to have an Audit Committee in order to maintain our listing on the Nasdaq Capital Market. Our Board has determined that each of the members of our Audit Committee satisfies the requirements for Audit Committee independence and financial literacy under the applicable SEC and Nasdaq rules and regulations. The Board has also determined that each of Mr. Rona and Mr. Willits is an “audit committee financial expert” as defined in SEC rules and satisfies the financial sophistication requirements of Nasdaq. This designation does not impose on Mr. Rona or Mr. Willits any duties, obligations or liabilities that are greater than is generally imposed on them as members of our Audit Committee and our Board.

Our Audit Committee is responsible for, among other things:

•
selecting, hiring and terminating our independent auditors;
•
evaluating the qualifications, independence and performance of our independent auditors;
•
approving the audit and non-audit services to be performed by the independent auditors;
•
overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•
with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and annual and quarterly reports on Forms 10-K and 10-Q; and
•
providing to the Board information and materials to make the Board aware of significant financial and audit-related matters that require the attention of the Board.

The Audit Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Audit Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Report of the Audit Committee OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended June 30, 2024. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2024 with the Company's management. The Audit Committee has discussed with the

Company's independent registered public accounting firm the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”).

The Audit Committee has also received the written disclosures and the letter from the Company's independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the Audit Committee has recommended to our Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2024. Our Board has approved this inclusion.

AUDIT COMMITTEE

Jeffrey Rona (Chair)

Alan D. Willits
Mark J. Harvey

Compensation Committee

As of the date of this Proxy Statement, the members of our Compensation Committee are Alex C. Matina, Jeffrey Rona, and Alan D. Willits, with Mr. Matina serving as the Chairperson of the Compensation Committee. Our Board has determined that each member of our Compensation Committee meets the requirements for independence under Nasdaq Rule 5605(d)(2), the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act and the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Compensation Committee is responsible for, among other things:

•
overseeing our overall compensation strategy and policies;
•
reviewing and approving with respect to our executive officers (or, with respect to our Chief Executive Officer and Chief Financial Officer, recommending to the Board for approval): annual base salaries, annual incentive bonuses, equity compensation, employment agreements, severance arrangements and change of control agreements/provisions, signing bonuses or payments of relocation costs and any other benefits, compensation or arrangements;
•
reviewing and approving the corporate and individual goals and objectives relevant to the compensation of our executive officers; and
•
administering our equity compensation plans.

Our Compensation Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Compensation Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Typically, the Compensation Committee meets approximately four times per year and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chairperson of the

Compensation Committee, in consultation with the Chairman of the Board. Our Compensation Committee meets regularly in executive session. However, from time to time, other directors and outside advisors or consultants may be invited to participate in Compensation Committee meetings. The Chief

Executive Officer may not participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding his or her compensation or individual performance objectives.

The charter of our Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. Our Compensation Committee has the authority to obtain, at our expense, such advice or assistance from consultants, legal counsel, accounting or other advisors as it deems appropriate to perform its duties. Without limiting the generality of the foregoing, our Compensation Committee may retain or obtain the advice of compensation consulting firms to assist in the performance of its duties and to determine and approve the terms, fees and costs of such engagements. Under its charter, prior to selecting, or receiving advice from, any consultant or advisor, our Compensation Committee is required to consider the independence of such advisor based on any applicable criteria specified by the SEC or Nasdaq, including the independence factors listed in Nasdaq Rule 5605(d)(3). However, our Compensation Committee is not prohibited from obtaining advice from advisors that it determines are not independent.

The specific determinations of our Compensation Committee with respect to executive compensation for our fiscal year ended June 30, 2024 are described in greater detail in the "Executive Compensation" section of this Proxy Statement.

Nominating and Governance Committee

As of the date of this Proxy Statement, the members of our Nominating and Governance Committee are Alan D. Willits, Mark J. Harvey, and Alex C. Matina, with Mr. Willits as the Chairperson of the Nominating and Governance Committee. Our Board has determined that each member of our Nominating and Governance Committee meets the requirements for independence under applicable SEC and Nasdaq rules and regulations.

The goal of our Nominating and Governance Committee is to ensure that the members of our Board have a variety of perspectives and skills derived from high-quality business and professional experience. Our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board. To this end, the committee seeks nominees with high professional and personal integrity, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen and the ability to think strategically. Although neither we nor our Nominating and Governance Committee has a formal policy about diversity in the nominee selection process, our Nominating and Governance Committee charter states that the committee’s goal is to develop a diverse and experienced board. In the context of the existing composition and needs of our Board and its committees, our Nominating and Governance Committee considers various factors, including, but not limited to, independence, age, diversity (which, in this context, means race, ethnicity and gender), integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry.

Although our Nominating and Governance Committee uses these and other criteria to evaluate potential nominees, we have not established any particular minimum criteria for nominees. After its evaluation of potential nominees, including any nomination of a director candidate validly made by a stockholder, the committee submits nominees to our Board for approval. For the procedures to be followed in submitting such recommendations, see the discussion under "May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?" on page 7 of this Proxy Statement. When appropriate, our Nominating and Governance Committee may in the future retain executive recruitment firms to assist in identifying suitable candidates but has not done so in connection with the Annual Meeting.

Our Nominating and Governance Committee is responsible for, among other things:

•
assisting our Board in identifying prospective director nominees and recommending to our Board the director nominees for each annual meeting of stockholders;
•
evaluating the performance of current members of our Board;
•
ensuring that our Board is properly constituted to meet its fiduciary obligations as directors and that we follow appropriate governance standards;
•
developing principles of corporate governance and recommending them to our Board;
•
overseeing compliance by our Board and its committees with applicable laws and regulations, including those promulgated by the rules of the SEC and Nasdaq; and
•
overseeing the evaluation of our Board and recommending compensation of Board members.

Our Nominating and Governance Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Nominating and Governance Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Finance Committee

Our Finance Committee provides ad hoc recommendations and guidance to the full Board on issues related to the financing of the Company. As of the date of this Proxy Statement, the members of our Finance Committee are Alexander C. Matina, Elizabeth Horton, and Mark W. Wong, with Mr. Matina serving as the Chairperson of the Finance Committee.

Board Independence

At all times throughout our fiscal year ended June 30, 2024, our Board consisted of a majority of "independent directors" (as such term is defined in Nasdaq Rule 5605(a)(2)). Our Board consults with outside legal counsel to ensure that our Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent directors,” including those set forth in the pertinent Nasdaq listing standards, as in effect from time to time. Based on information provided by each director and director nominee concerning his or her background, employment and affiliations, our Board has affirmatively determined that each of our current directors and director nominees, other than Mr. Wong, our former Chief Executive Officer, and Ms. Horton, our former Chief Financial Officer, and each person who served as a member of our Board during fiscal 2024, are independent directors in accordance with applicable SEC and Nasdaq rules and regulations. In reaching its conclusions, our Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between us and each of our directors and director nominees, including those discussed in the section of this Proxy Statement titled “Certain Relationships and Related Party Transactions—Related Party Transactions.” Our Board determined that any relationships that exist or existed in the past between us and each of the foregoing directors and director nominees, if any, were immaterial on the basis of the information set forth in the above-referenced section.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, our Board has a policy of conducting executive sessions of the independent directors. Our Board holds regular executive sessions of the independent directors at least four times per year in connection with regularly-scheduled Board meetings and holds executive sessions at other times throughout the year as needed or desired. Our non-employee directors may designate a "lead independent director" to preside at each executive session, although it need not be the same director at each session. We believe regularly scheduled executive sessions are important vehicles to encourage open communication. Whether a presiding independent director is selected for each session or not, one of the independent directors present is designated to communicate the results of each executive session to the full Board.

Board Meetings and Attendance

Our Board met nine times and acted by unanimous written consent seven times in fiscal 2024. Each member of our Board attended or participated in 75% or more of the aggregate of (i) the total number of Board meetings held during the period for which such person had been a director, and (ii) the total number of meetings held by each committee of the Board on which such person served during the periods that such person served.

Board Attendance at Annual Meetings of Stockholders

Our directors are strongly encouraged to attend each annual meeting of stockholders, although such attendance is not required. All of our then-current directors attended our previous annual meeting of stockholders, which was held on December 13, 2023.

Board Leadership

Our Board does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from our non-employee directors or be an employee. Our Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of S&W and our stockholders.

Our Chairman is selected by a vote of a majority of our Board and may be replaced at any time by a vote of a majority of our Board then serving; provided, however, that the Chairman may not be removed as a director of the Company except in accordance with the Nevada Revised Statutes, our Bylaws, and other applicable law.

Role of our Board in Risk Oversight

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our full Board, members of our senior management are responsible for the day-to-day management of the material risks we face. In its oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by our senior management are adequate and functioning as designed. Our Board's involvement in setting our business strategy is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for us. Additionally, our Board regularly receives updates from senior management and outside advisors regarding certain risks we face, including various operating risks. Our senior management attends meetings of our Board, and each committee meets with key management personnel and representatives of outside advisors as necessary. Additionally, senior management makes itself available to address any questions or concerns raised by our Board on risk management and any other matters.

Our Board and each of our Audit, Compensation and Nominating and Governance committees oversee certain aspects of risk management.

Board/Committee	Primary Areas of Risk Oversight

Full Board

Strategic, financial and execution risks and exposures associated with our business strategy, product innovation and sales road map, policy matters, significant litigation and regulatory exposures and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures

Audit Committee

Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, internal investigations and enterprise risks

Compensation Committee

Risks and exposures associated with leadership assessment, executive compensation policies and practices and is responsible for establishing and maintaining compensation policies and programs designed to create incentives consistent with our business strategy that do not encourage excessive risk-taking

Nominating and Governance Committee	Risks and exposures associated with director and senior management succession planning, director independence, corporate governance and overall Board effectiveness

Additional review or reporting on enterprise risks will be conducted as needed or as requested by our Board or a committee thereof.

Stockholder Communications with our Board

Stockholders and interested parties who wish to contact our Board, our Chairman, any other individual director, or the non-employee or independent directors as a group, are welcome to do so in writing,

addressed to such person(s) in care of our Corporate Secretary. Email correspondence of this nature should be sent to secretary@swseedco.com, and other written correspondence should be addressed to S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, Attention: Corporate Secretary.

Our Board has adopted a formal process by which stockholders may communicate with the Board or any of its members. These communications will be reviewed by our Corporate Secretary, who will then determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to avoid the Board having to consider spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate or irrelevant material. Our Corporate Secretary will determine whether any response is necessary and may forward certain correspondence, such as customer-related inquiries, elsewhere within our company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to our Audit Committee. Comments or questions regarding executive compensation will be referred to our Compensation Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to our Nominating and Governance Committee.

Stockholder Recommendations for Director Candidates

There have been no material changes to the procedures by which our stockholders may recommend nominees to our Board as disclosed in our previous periodic reports filed with the SEC.

Code of Business Conduct and Ethics

Our Board values effective corporate governance and adherence to high ethical standards. As such, our Board has adopted a Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, including our senior executive and financial officers. Our Code of Business Conduct and Ethics is available on our corporate website located at www.swseedco.com/investors under "Corporate Governance." The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

We will provide our Code of Business Conduct and Ethics in print without charge to any stockholder who makes a written request to: S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, Attention: Corporate Secretary, or by e-mail to secretary@swseedco.com. Any waivers of the application of, and any amendments to, our Code of Business Conduct and Ethics must be made by our Board and will be disclosed promptly on our corporate website, www.swseedco.com.

Corporate Governance

Our Board believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board has implemented many “best practices” in the area of corporate governance, including the establishment of separate Board committees, careful annual review of the independence of our Audit and Compensation Committee members, maintenance of a majority of independent directors, and written expectations of management, among other things.

Anti-Hedging Policy

Our insider trading policy prohibits our directors, officers, employees and consultants from engaging in short-term or speculative transactions with respect to our securities, including: short sales, trading in options, such as puts, calls and other derivative securities, or in any other inherently speculative transactions; and hedging transactions, such as prepaid variable forwards, equity swaps, collars and exchange funds. Standing orders are only permitted for a very brief period of time. Holding our securities in margin accounts and pledges of our securities as collateral for loans are permitted under extreme caution. Under this policy we retain the discretion to re-evaluate our position as to such transactions.

Clawback Policy

In December 2023, our Board adopted an incentive compensation recoupment policy (the “Clawback Policy”) in accordance with Rule 10D-1 of the Exchange Act and Nasdaq Rule 5608 that requires the Company to recover excess incentive compensation that was paid to an executive officer based in whole or in part on financial results that were subject to a restatement of the Company’s financial statements. The Clawback Policy specifies that following an accounting restatement, the Company must reasonably promptly recoup any compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure (“Incentive Compensation”) and which exceeds the amount that would have been received had such Incentive Compensation been determined based on the accounting restatement, unless the Compensation Committee determines that such recoupment would be impracticable. The Clawback Policy applies to all Incentive Compensation received during a three-year period preceding a restatement by a person (a) after beginning services as an executive officer, (b) who served as an executive officer at any time during the performance period for the applicable Incentive Compensation and (c) while the Company has securities listed on Nasdaq or another national securities exchange or association.

In our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 filed November 1, 2024, we restated the segment information provided in previously issued financial statements for each of the quarterly periods in the year ended June 30, 2024 due to an error with respect to the number of reporting segments reported in the applicable quarterly reports. None of the compensation paid to executive officers was based on the attainment of a financial reporting measure, therefore there was no incentive compensation that was paid to an executive officer which we would have been required to recoup under our Clawback Policy.

Non-Employee Director Compensation

Overview

Our director compensation programs are designed to provide an appropriate incentive to attract and retain qualified non-employee Board members. Our Nominating and Governance Committee is responsible for reviewing the equity and cash compensation for directors on an annual basis and making recommendations to our Board, in the event it determines changes are needed.

Summary Director Compensation Table

The following table summarizes the compensation earned by or paid to each person who served on our Board at any time during our fiscal year ended June 30, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All Other Compensation ($)	Total ($)
Mark J. Harvey	153,478	—	—	—	153,478
Elizabeth Horton	55,875	88,657	—	—	144,532
Alexander C. Matina	89,125	82,749	—	—	171,874
Jeffrey Rona	40,900	74,838	—	—	115,738
Alan D. Willits (4)	122,627	163,835	—	—	286,462
Mark Wong (4)	83,559	125,585	—	—	209,144

(1)
The amounts shown for stock awards and option awards represent the aggregate grant date fair value of such awards granted to the directors as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”). For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date. These amounts do not correspond to the actual value that may be realized by the directors upon vesting or exercise of such awards. For information on the assumptions used to calculate the value of the awards, refer to Note 13 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the SEC on November 1, 2024.
(2)
As of June 30, 2024, the aggregate number of shares outstanding under all stock awards held by our non-employee directors were: Elizabeth Horton: 8,269 shares (includes all unvested shares, including from when she was Chief Financial Officer); Alexander C. Matina: 8,233 shares; Jeffrey Rona: 7,975 shares; Alan D. Willits: 15,209 shares; and Mark Wong: 14,286 shares (includes all unvested shares, including from when he was Chief Executive Officer).
(3)
As of June 30, 2024, the aggregate number of shares outstanding under all options to purchase our common stock held by our non-employee directors were: Mark J. Harvey: 369 shares; Elizabeth Horton: 17,912 shares (includes all unvested or exercisable options, including from when Ms. Horton was Chief Financial Officer); Alexander C. Matina: 2,212 shares; Alan D. Willits: 877 shares; and Mark Wong: 150,134 shares (includes all unvested or exercisable options, including from when Mr. Wong was Chief Executive Officer).
(4)
Alan D. Willits and Mark Wong both serve on the board of Vision Bioenergy Oilseeds LLC, with S&W Seed Company paying for their services. As such, this is included in this table and includes both a cash and stock award component.

Annual Retainer and Per Meeting Fees for Non-Employee Directors

Directors who also serve as employees of S&W do not receive any additional compensation for their service on our Board. Other than the Chairman of the Board, non-employee directors receive an annual cash retainer of $52,500. Our Chairman receives an annual cash retainer of $65,625 for his service as

Chairman of the Board. This annual cash retainer is paid in equal quarterly installments in advance of the first day of each fiscal quarter.

In addition to the annual retainer, other than the Chairman of the Board, non-employee directors receive an annual restricted stock unit ("RSU") award for a number of shares equal to $62,500 divided by the price per share of our common stock on the date of grant. Our Chairman receives an annual RSU award for a number of shares equal to $89,500.

For service on the various committees of our Board, our non-employee directors, including the Chairman of the Board, receive:

•
an annual retainer of $30,000, $30,000, $25,000 and $25,000 for service as Chairperson of our Audit Committee, Finance Committee, Compensation Committee and Nominating and Governance Committee, respectively; and
•
an annual retainer of $15,000, $15,000, $12,500 and $12,500 for service as a member of our Audit Committee, Finance Committee, Compensation Committee and Nominating and Governance Committee, respectively.

Committee retainers are paid 70% in cash and 30% in equity, with the equity portion payable in the form of an RSU award for a number of shares based on the price per share of our common stock on the date of grant.

In calendar 2024, directors serving as our representatives on the board of Vision Bioenergy Oilseeds LLC, our partnership with Equilon Enterprises LLC (dba Shell Oil Products US), also received an annual retainer of $90,000, paid 45% in cash and 55% in equity (in the form of an RSU award).

Each year, these equity awards are granted following our annual meeting of stockholders, and vest at the earlier of one year from the date of grant or the date of our next annual meeting of stockholders.

We also reimburse our non-employee directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings and for other Company-related out-of-pocket expenses they may incur.

EXECUTIVE OFFICERS

The following table sets forth certain information for our executive officers as of the date of this Proxy Statement.

Name	Age	Position
Mark J. Herrmann	63	President and Chief Executive Officer
Vanessa Baughman	54	Chief Financial Officer and Corporate Secretary

Mr. Herrmann has served as our President and Chief Executive Officer since July 2023. He previously served as President and Founder of ACUMEN LLC, a Seed Executive Consultant firm, since 2021. Mr. Herrmann is currently on the Advisory Board for EarthSense, Inc., an Agricultural Robotics company based in Champaign, Illinois. He served on the American Seed Trade Association Board from 2009 to 2020, its Executive Board from 2015 to 2020, and as Chairman from 2016 to 2017. Mr. Herrmann also participated on the NCGA Advisory Council AIG from 2008 to 2010. Mr. Herrmann has over 35 years of experience in all aspects of the seed industry. Prior to S&W, Mr. Herrmann most recently served as the CEO for AgReliant Genetics LLC, from 2016 to 2020. Headquartered in Westfield, Indiana, AgReliant Genetics LLC is an innovative seed company committed to delivering high quality seed, providing exceptional service and creating consistent customer value. Created in 2000 as a joint venture between the international seed groups KWS and Limagrain, AgReliant Genetics LLC is ranked as one of the largest field seed companies in North America. AgReliant Genetics LLC markets corn, soybean, sorghum and alfalfa seed through three brands: AgriGold®, LG Seeds®, and PRIDE Seeds®. Prior to AgReliant Genetics LLC, Mr. Herrmann spent 15 years with Monsanto in numerous roles, including; Vice President North America Vegetable Seed from 2011 to 2016, Vice President Technology Development and Licensing from 2009 to 2011, President of Corn States LLC from 2005 to 2009, Director Eastern US from 2003 to 2005 and Director Monsanto US Seed and Trait Business from 1999 to 2003. Mr. Herrmann joined Monsanto through the acquisition of DEKALB Genetics Corporation in 1998, where he started in the seed business in 1984 as a Sales Manager and over his time with DEKALB Genetics, had the opportunity to provide leadership in various roles and geographies across Sales, Marketing and Product Management. Mr. Herrmann was born and raised in Northern Illinois and holds a BS in Agronomy from Western Illinois University.

Ms. Baughman joined S&W as Chief Financial Officer and Corporate Secretary in May 2023. She previously served as Chief Financial Officer, Vice President of Finance of AgReliant Genetics, LLC, the largest North American company focused solely on seed, headquartered in Westfield, Indiana, where she served as CFO from 2019 to 2023. From 2000 to 2019, Ms. Baughman held numerous finance roles of increasing responsibility at Monsanto Company, a previously public agrochemical and agricultural biotechnology corporation acquired by Bayer in 2018, including as US Strategic Account, Distribution Strategy and Licensing Finance Lead, Global Commercial Crop Protection and Seed Applied Solutions Finance Lead and, most recently, NALAN Supply Chain Finance Lead from 2017 to 2019. Ms. Baughman received a B.S. in Accounting from University of Holy Cross and an MBA from the University of New Orleans. She has also completed the General Management Program certification at the Wharton School of Business at the University of Pennsylvania.

Employment Agreements with our Executive Officers, including our Named Executive Officers

We have employment agreements with each of our executive officers, including our Named Executive Officers (as defined below).

Herrmann Employment Agreement:

Pursuant to our 2023 employment agreement with Mr. Herrmann (the "Herrmann Employment Agreement"), effective July 1, 2023, he:

•
received a base salary of $500,000 for employment term of twelve months effective on July 1, 2023;
•
was eligible to receive an annual performance, comprised of three parts: (i) a cash bonus with an initial target value of 20% of base salary (up to 30% of base salary); (ii) an RSU award with an initial target value of $150,000 (up to a maximum of $300,000); and (iii) a stock option award with an initial target value of $300,000 (up to a maximum of $550,000); and
•
received a one-time signing option bonus of 100,000 shares of the Company's stock vesting in twelve equal monthly installments commencing July 1, 2023.

Mr. Herrmann was also entitled to reimbursement of certain business and travel expenses, and was eligible to participate in each of our employee benefit plans, policies and arrangements that are applicable to our other executive or key management employees. Furthermore, during Mr. Herrmann's employment term, the Company provided him with Company-leased housing accommodations or a housing allowance up to $2,500 per month for housing rental payments in the Longmont, Colorado area.

The Herrmann Employment Agreement also provided certain severance benefits, each subject to a requirement that Mr. Herrmann provide the Company with a general release of claims in a termination agreement acceptable to the Company:

•
In the event Mr. Herrmann's employment was terminated without Cause or he resigned for Good Reason (each as defined in the Herrmann Employment Agreement) prior to July 1, 2024, he was entitled to receive (i) continuation of his base salary for a period of three months and (ii) vesting of the signing bonus shall accelerate and vest such that 100% of the shares shall be deemed vested and fully exercisable until twelve months after the termination date.
•
In the event Mr. Herrmann's employment terminated for Cause or without Good Reason (each as defined in the Herrmann Employment Agreement) prior to July 1, 2024, he was entitled to receive any (i) unpaid base salary accrued and unpaid at the termination date, (ii) pay for accrued but unused vacation, (iii) benefits or compensation as provided under the terms of any employee benefit and compensation agreements or plans applicable to him and under which he has a vested right (including any right that vests in connection the termination of his employment), (iv) unreimbursed business expenses to which he is entitled to reimbursement under the Company’s expense reimbursement policy, and (v) rights to indemnification he may have under the Company’s Articles of Incorporation, as amended, the Company’s Amended and Restated Bylaws, as amended, this Agreement, or his separate indemnification agreement, as applicable, including any rights he may have under directors and officers insurance policies.

Pursuant to our 2024 amended employment agreement with Mr. Herrmann (the "Amended Herrmann Employment Agreement"), effective July 1, 2024, he:

•
receives an annual base salary of $500,000; and

•
is eligible to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target value of $250,000 (up to $375,000); (ii) an RSU award with an initial target value of $150,000 (up to a maximum of $300,000); and (iii) a stock option award with an initial target value of $300,000.

Mr. Herrmann is also entitled to reimbursement of certain business and travel expenses, and is eligible to participate in each of our employee benefit plans, policies and arrangements that are applicable to our other executive or key management employees. Furthermore, the Company provided him with Company-leased housing accommodations or a housing allowance up to $2,500 per month until August 31, 2024 for housing rental payments in the Longmont, Colorado area.

The Amended Herrmann Employment Agreement also provides certain severance benefits, each subject to a requirement that Mr. Herrmann provide the Company with a general release of claims in a termination agreement acceptable to the Company:

•
In the event Mr. Herrmann’s employment is terminated without Cause or he resigns for Good Reason (each as defined in the Amended Herrmann Employment Agreement), he would be entitled to receive (i) continuation of his base salary for three (3) months, (ii) a lump sum payment equal to 100% of his target cash bonus, and (iii) any outstanding stock options would remain exercisable until the earlier of twelve (12) months after the termination date and such stock option's original expiration date.

Baughman Employment Agreement and Extensions:

Pursuant to our interim employment agreements with Ms. Baughman, which were superseded by her employment agreement effective February 12, 2024, she:

•
received a bi-weekly base salary of $11,538.46;
•
was eligible for a bonus of up to $50,000 upon the completion of goals to be completed for the period ended September 30, 2023; and
•
was eligible to receive an additional bonus of up to $70,000 upon the completion of additional goals for the period between October 1, 2023 and April 30, 2024.

Pursuant to our employment agreement with Ms. Baughman effective February 12, 2024 (the "Baughman Employment Agreement"), she:

•
receives an annual base salary of $330,000;
•
is eligible to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target amount of $165,000 (up to a maximum of $247,500); (ii) commencing with fiscal year 2025, an RSU award with an initial target value of $66,000 (up to a maximum of $132,000); and (iii) commencing with fiscal year 2025, a stock option award with an initial target value of $66,000 (up to a maximum of $132,000); and
•
received a one-time signing bonus comprised of (i) a RSU award with a value of $66,000, and (ii) a stock option award with a value of $66,000 as of February 12, 2024. The RSU award and stock option award shall vest in equal quarterly installments over a three year period commencing February 12, 2024, subject to her continuous service as of each vesting date.

Ms. Baughman is also entitled to reimbursement of certain business and travel expenses, and is eligible to participate in each of our employee benefit plans, policies and arrangements that are applicable to our other executive or key management employees.

The Baughman Employment Agreement also provided for certain severance benefits, each subject to a requirement that Ms. Herrmann provide the Company with a general release of claims in a termination agreement acceptable to the Company:

•
In the event Ms. Baughman’s employment is terminated without Cause or she resigns for Good Reason (each as defined in the Baughman Employment Agreement), she would be entitled to receive (i) continuation of her base salary for twelve (12) months, (ii) a lump sum payment equal to 100% of her target cash bonus, (iii) full acceleration of the vesting of all of her outstanding equity grants and awards of common stock, and any outstanding stock option would remain exercisable until the earlier of twelve (12) months after the termination date and such stock option's original expiration date, and (iv) payment or reimbursement of COBRA premiums for twelve (12) months.
•
If Ms. Baughman’s employment is terminated without Cause or she resigned for Good Reason during the Change of Control period (as defined in the Baughman Employment Agreement), she would be eligible to receive (i) a lump sum cash payment equal to eighteen (18) months of her base salary, (ii) a lump sum cash payment equal to 150% of her target cash bonus, (iii) full acceleration of the vesting of all of her outstanding equity grants and awards of common stock, and any outstanding stock option would remain exercisable until the earlier of twelve (12) months after the termination date and such stock option's original expiration date, and (iv) payment or reimbursement of COBRA premiums for eighteen (18) months.

EXECUTIVE COMPENSATION OVERVIEW

As a smaller reporting company, we are not required to provide a separately-captioned “Compensation Discussion and Analysis” section. However, in order to provide a greater understanding to our stockholders regarding our compensation policies and decisions with respect to our Named Executive Officers, we are including additional information regarding the compensation of our Named Executive Officers.

Compensation Philosophy and Processes

Compensation for our executives and key employees is designed to attract and retain people who share our vision and values and who we believe can consistently perform in such a manner that enables the Company to achieve its strategic goals. Our Compensation Committee believes that the total compensation package for each of our executive officers is competitive with the market, thereby allowing us to retain executive talent capable of leveraging the skills of our employees and our unique assets in a manner consistent with our goal of enhancing our value in the long-term. Our "Named Executive Officers" refers to those executive officers identified in the Summary Compensation Table below.

For our fiscal year ended June 30, 2024, our "Named Executive Officers" are:

•
Mark Herrmann, our President and Chief Executive Officer; and
•
Vanessa Baughman, our Chief Financial Officer and Corporate Secretary.

Our executive compensation programs are designed to (1) motivate and reward our executive officers; (2) retain our executive officers and encourage their quality service; (3) incentivize our executive officers to appropriately manage risks while improving our financial results; and (4) align executive officers’ interests with those of our stockholders. Under these programs, our executive officers are rewarded for the achievement of Company objectives, which we believe aligns their interests with the interests of our stockholders.

Our executive compensation programs seek to remain competitive with the market while also aligning executive compensation with stockholder interests through the following types of compensation: (i) base salary; (ii) annual cash-based incentive bonuses; and (iii) annual equity-based incentive awards.

Key Executive Compensation Objectives

The compensation policies developed by our Compensation Committee are based on the philosophy that compensation should reflect both Company-wide performance, financially and operationally, and the individual performance of the executive, including management of personnel under his or her supervision. Our Compensation Committee’s objectives when setting and/or recommending compensation for our executive officers include:

•
Setting compensation levels that are sufficiently competitive such that they will motivate and reward the highest quality individuals to contribute to our goals, objectives and overall financial success. This is done in part through reviewing and comparing the compensation of other companies in our peer group.
•
Retaining executives and encouraging their continued quality service, thereby encouraging and maintaining continuity of the management team. Our competitive base salaries combined with cash bonuses and equity incentive awards, retirement plan benefits and the vesting requirements of our equity-based incentive awards, encourage high-performing executives to remain with the Company.

•
Incentivizing executives to appropriately manage risks while attempting to improve our financial results, performance and condition.
•
Aligning executive and stockholder interests. Our Compensation Committee believes the use of equity compensation as a key component of executive compensation is a valuable tool for aligning the interests of our executive officers with those of our stockholders.

Our compensation programs are designed to reward superior performance of both the Company and each individual executive and seeks to encourage actions that drive our business strategy. Our Compensation Committee or a member thereof, meets with each of our executive officers periodically to review performance, goals and expectations so that our annual compensation decisions, when made, will be more transparent.

Oversight of Executive Compensation

The Role of our Compensation Committee in Setting Compensation. Our Compensation Committee determines and recommends to our Board the compensation of our Chief Executive Officer and Chief Financial Officer, and approves, or recommends to our Board for approval, the compensation of our other executive officers. Our Compensation Committee also administers our equity incentive plans. Our Compensation Committee reviews base salary levels for our executive officers and recommends raises and bonuses based upon the Company’s achievements, individual performance and competitive and market conditions.

The Role of Executive Officers in Setting Compensation. While our Compensation Committee does not delegate any of its functions to others in setting the compensation of senior management, it includes members of senior management in its executive compensation process. Historically, we have asked each of our senior executives to annually provide us with input regarding their goals for the coming year. These proposals have included Company-wide and individual performance goals. The individual goals often have included not only the goals of such executive but also goals of the employees for whom the executive is responsible. Our Compensation Committee typically reviews these proposals with the executive officers and provides the Compensation Committee’s perspective on those aspects that the Compensation Committee may feel should be modified.

The Role of Consultants in Setting Compensation. In prior years, our Compensation Committee engaged an independent compensation consultant to assist in its review and analysis of the Company’s executive and director compensation programs in comparison to executive and director compensation programs at selected publicly-traded peer companies. Our Compensation Committee generally intends to receive updated analyses from an independent compensation consultant approximately every two fiscal years, although our Compensation Committee did not consult with any compensation consultant with respect to our executive compensation program for fiscal 2023, given the various operational and strategic initiatives undertaken and changes in our business environment during this period.

Compensation Risk Assessment

As part of its risk assessment process, our Compensation Committee reviewed material elements of executive and non-executive employee compensation. Our Compensation Committee concluded that these policies and practices do not create risk that is reasonably likely to have a material adverse effect on the Company.

The structure of our compensation programs for our executive officers is designed so as not to incentivize unnecessary or excessive risk-taking. The base salary component of compensation does not encourage risk-taking because it is a fixed amount, while the cash and equity-based awards have the following risk-limiting characteristics:

•
Annual equity-based incentive awards to each of our executive officers are limited to a maximum value set by our Compensation Committee or the full Board, as applicable;
•
Annual equity-based incentive awards are based on a review of a variety of performance factors, thus diversifying the risk associated with any single aspect of performance;
•
Our Compensation Committee, which is composed of solely non-employee members of our Board, approves the final cash-based incentive bonuses and equity-based incentive awards in its discretion after reviewing individual and corporate performance; and
•
By granting annual equity-based incentive awards with a multi-year vesting schedule, a significant portion of our executive compensation program is tied to the long-term performance of S&W, which aligns the interests of our executive officers to the long-term interests of our stockholders.

Elements of Compensation

The material elements of our compensation programs for our Named Executive Officers include: (i) base salary; (ii) annual cash-based incentive bonuses; and (iii) annual equity-based incentive awards.

Base Salaries. We provide our Named Executive Officers with a base salary to compensate them for services rendered during the fiscal year and sustained performance. The purpose of the base salary is to reflect job responsibilities, value to us and competitiveness of the market. Salaries for our Named Executive Officers are determined based on the following factors: nature and responsibility of the position and, to the extent available, salary norms for comparable positions; the expertise of the individual executive; and the competitiveness of the market for the executive’s services.

Annual Cash-Based Incentive Bonuses. Our general practice is to award annual cash-based incentive bonuses, based in part on the achievement of performance objectives or significant accomplishments as established by our Compensation Committee or our Board from time to time. These performance objectives and significant accomplishments are, in part, developed in partnership with each executive officer and are discussed on an ongoing basis throughout the year. With respect to performance during fiscal 2024, Ms. Baughman had a set cash-based bonus she received upon meeting certain targets in addition to the annual cash-based incentive bonus stemming from her February 12, 2024 employment agreement. This is discussed further in "—Key Compensation Decisions and Developments for Fiscal Year 2024" below.

Annual Equity-Based Incentive Awards. Our annual equity-based incentive awards are designed to align stockholder interests with those of our employees and consultants, including our Named Executive Officers. With respect to performance during fiscal 2024, each of our Named Executive Officers were granted both stock option awards and RSU awards, as discussed in "—Key Compensation Decisions and Developments for Fiscal Year 2024" below.

Key Compensation Decisions and Developments for Fiscal Year 2024

During fiscal 2024, each of our Named Executive Officers received their annual base salary. Ms. Baughman had a set cash-based incentive bonus she was eligible to receive upon meeting certain targets as well as her annual bonus incentives per her employment agreement effective February 12, 2024.

Upon the recommendation of our Compensation Committee our Board approved the following elements of compensation for our current Named Executive Officers:

•
Base Salary. As of the end of fiscal 2024, the base salaries for our Named Executive Officers were as follows:

Named Executive Officer	Base Salary ($)
Vanessa Baughman (1)	330,000
Mark Herrmann (2)	500,000

(1)
Ms. Baughman was appointed as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023. Ms. Baughman's latest employment agreement was effective as of February 12, 2024, when her annual salary increased from $300,000 to $330,000.
(2)
Mr. Herrmann was appointed as President and Chief Executive Officer effective as of July 1, 2023. Mr. Herrmann's latest employment agreement was effective as of July 1, 2024.
•
Annual Cash-Based Incentive Bonus. The cash-based incentive bonuses awarded with respect to fiscal 2024 performance were as follows:

Named Executive Officer	Bonus ($)
Vanessa Baughman (1)	91,809
Mark Herrmann	75,000

(1)
Ms. Baughman was eligible to receive a set bonus upon completion of specified objectives for the period from July 1, 2023 to September 30, 2023, which concluded to be $22,500. Ms. Baughman received an additional $69,609 resulting from her annual cash-based incentive bonus for fiscal 2024 performance per her employment agreement effective February 12, 2024.
•
Annual Equity-Based Incentive Awards. The equity-based incentive awards granted under our 2019 Plan (as defined below) for performance during fiscal 2024 were as follows:

Named Executive Officer	Stock Option Dollar Value ($)	Stock Options (#)	RSU Dollar Value ($)	RSUs (#)
Vanessa Baughman (1)	136,049	62,420	66,000	5,718
Mark Herrmann (2)	70,049	52,170	—	—

(1)
Per Ms. Baughman's employment agreement effective February 12, 2024, she is eligible to receive equity-based incentive awards for performance commencing in fiscal year 2025. Ms. Baughman received a one-time signing bonus comprised of (i) a RSU award with a value of $66,000, and (ii) a stock option award with a value of $66,000 as of February 12, 2024. The RSU award and stock option award shall vest in equal quarterly installments over a three year period commencing April 1, 2024, subject to her continuous service as of each vesting date. Ms. Baughman also received a stock option award of 52,170 option shares for fiscal year 2024 performance, which had a grant date fair value of $70,049.
(2)
Mr. Herrmann received a stock option award of 52,170 option shares for fiscal year 2024 performance, which had a grant date fair value of $70,049.

Unless otherwise specified, each of the stock options awarded as part of the annual equity-based incentive awards component of our fiscal 2024 executive compensation program vest quarterly over three years, commencing on January 1, 2025.

Executive Compensation

Summary Compensation Table

The following table sets forth certain information for the fiscal years ended June 30, 2024 and 2023 regarding the compensation of our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Mark Herrmann	2024	500,000	75,000	—	70,049	—	48,476	(3)	693,525
President and Chief Executive Officer
Vanessa Baughman (4)	2024	311,577	91,809	66,000	136,049	—	1,523	(5)	606,958
Chief Financial Officer and Secretary	2023	39,231	20,000						59,231

(1)
The amounts shown for stock awards and option awards represent the aggregate grant date fair value of such awards granted to the Named Executive Officers as computed in accordance with ASC 718. For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date and, in the case of the restricted stock awards, assuming 100% probability of achievement of conditions for full vesting as of the grant date. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers upon vesting or exercise of such awards.
(2)
Amounts represent annual cash-based incentive bonuses earned for performance during fiscal year.
(3)
This includes Mr. Herrmann's 401(k) matching employer contributions and his housing allowance for fiscal 2024.
(4)
Ms. Baughman was appointed as Chief Financial Officer and Corporate Secretary effective as of the close of business on May 11, 2023. For fiscal 2023, Ms. Baughman only received her base salary and $20,000 of her bonus that was earned in fiscal 2023. For fiscal 2024, Ms. Baughman received a cash bonus of $91,809 in addition to restricted stock awards and option awards.
(5)
Amount represents 401(k) matching employer contributions for fiscal year.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding equity awards granted to our Named Executive Officers that remain outstanding as of June 30, 2024.

Name	Option Awards(1)					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Mark Herrmann	5,264	—		20.54	6/25/33
Vanessa Baughman	855	9,395	(3)	11.54	2/11/34	5,241	(4)	35,848

(1)
All of the option awards were granted under the S&W Seed Company 2019 Equity Incentive Plan (our "2019 Plan").
(2)
All of the option awards were granted with a per share price not less than the fair market value of one share of our common stock on the date of grant, as determined in good faith by our Board.
(3)
The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on April 1, 2024 and will continue through January 1, 2027.
(4)
Consists of RSUs, which were awarded on February 12, 2024 and vest on a quarterly basis beginning on April 1, 2024 and continuing through January 1, 2027. The market value of the RSUs is based on a closing price of $6.84, which was the closing price on June 28, 2024, the last trading day of fiscal 2024.

Equity Benefit Plans

2019 Equity Incentive Plan

Our 2019 Plan authorizes the grant and award of options and other equity compensation, including stock appreciation rights, restricted stock awards, RSUs, performance awards and other stock-based compensation to employees, officers, directors and consultants. As of October 18, 2024, a total of 475,215 shares of common stock have been issued or are currently reserved for issuance under the 2019 Plan, which was adopted at our annual meeting of stockholders held on January 16, 2019, as successor to the S&W Seed Company Amended and Restated 2009 Equity Incentive Plan (our "2009 Plan").

Amended and Restated 2009 Equity Incentive Plan

Our 2009 Plan authorizes the grant and award of options and other equity compensation, including stock appreciation rights, restricted stock awards, RSUs, performance awards and other stock-based compensation to employees, officers, directors and consultants. A total of 128,947 shares of common stock had been issued or were reserved for issuance under our 2009 Plan as of January 16, 2019, at which time our 2009 Plan was succeeded by our 2019 Plan.

Equity Compensation Plan Information

The following table summarizes the information about the options and other equity compensation under our 2019 Plan and our 2009 Plan as of the close of business on June 30, 2024. We have no equity compensation plans that have not been approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Stockholders	344,267	(1)	39.14	(2)	13,563

(1)
Represents awards granted under the 2009 Plan and the 2019 Plan. The 2019 Plan became effective on January 16, 2019, at which time the 2019 Plan succeeded the 2009 Plan. Consists of 279,671 options and 64,596 RSUs.
(2)
Represents the weighted-average exercise price of outstanding options.

ITEM 402(V) PAY VERSUS PERFORMANCE

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and NEO pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies" regarding executive compensation for the principal executive officer ("PEO") and non-PEO named executive officers ("non-PEO NEOs"). For additional information about our pay for performance compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to the “Executive Compensation" section beginning on page 26. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Required Tabular Disclosure of Pay Versus Performance

The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” below have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive Compensation” section above. Our Chief Executive Officer is our principal executive officer and is referred to as PEO in the headers to the following tables.

Year	Summary of Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (3)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($) (4)	Net (Loss) Income ($) (5)
2024	693,525	587,294	606,958	479,612	9.89	(30,056,389)
2023	815,655	808,467	550,040	581,909	33.52	14,435,360
2022	626,084	(774,844)	460,007	230,154	27.47	(36,322,506)

(1)
This represents total compensation reported for Mr. Herrmann (our Chief Executive Officer in fiscal 2024) and Mr. Wong (our Chief Executive Officer in fiscal 2023 and fiscal 2022) for each corresponding year in the "Total" column of the Summary Compensation table in the "Executive Compensation" section.
(2)
This represents the amount of "compensation actually paid" to Mr. Herrmann and Mr. Wong and the average amount of "compensation actually paid" to our non-PEO NEOs as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the reported total compensation for each year to determine the compensation actually paid.

	PEO			Average of Non-PEO NEOs
	2024	2023	2022	2024	2023	2022
Summary Compensation Table Total	693,525	815,655	626,084	606,958	550,040	460,007
Adjustments for Equity Awards
Deduct: Grant Date Fair Value of Equity Awards as reported in Summary Compensation Table (i)	70,049	160,341	60,750	202,049	244,596	84,833
Add: Year-End Fair Value of Unvested Equity Awards Granted in the Year	-	86,429	146,248	63,703	170,346	9,496
Add: Year over Year Difference of Year-End Fair Values for Unvested Equity Awards Granted in Prior Years	-	5,548	(1,192,619)	-	(13,404)	(159,808)
Add: Fair Value at Vest Date for Equity Awards Granted and Vested in the Year	-	21,489	113,272	11,000	109,846	54,507
Add: Difference in Fair Values Between Prior Year-End Fair Values and Vest Date Fair Values for Equity Awards Granted in Prior Years	(36,182)	39,685	(407,079)	-	9,677	(49,214)
Deduct: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	-	-	-	-	-	-
Add: Dividends or Dividend Equivalents Not Otherwise Included in Total Compensation	-	-	-	-	-	-
Compensation Actually Paid (ii)	587,294	808,467	(774,844)	479,612	581,909	230,154

i.
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation table in the "Executive Compensation" section above for the applicable year.
ii.
Amount of equity award adjustments may differ from amount reported in the table above due to rounding.
(3)
This represents the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation table in the “Executive Compensation” section for each applicable year. The NEOs (excluding our PEO, Mr. Herrmann in fiscal 2024 and Mr. Wong in fiscal 2023) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for fiscal 2024, Ms. Baughman; (ii) for fiscal 2023, Ms. Baughman, Ms. Horton and Mr. Panter; and for fiscal 2022, Ms. Horton, Mr. Panter and Mr. Szot.
(4)
Total Shareholder Return, or TSR, is determined based on the value of an initial fixed investment of $100 on June 30, 2021. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The Company has not paid dividends during any of the covered periods.
(5)
Net (loss) income as reported in our financial statements included in our Annual Reports on Form 10-K for the years ended June 30, 2024, 2023 and 2022.

Required Narrative Disclosure to Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Net Loss

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company's net (loss) income over the three years presented in the table, on the other.

Compensation Actually Paid and Cumulative TSR

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company's cumulative TSR over the three years presented in the table, on the other.

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

PROPOSALS

Overview of Proposals

This Proxy Statement contains four proposals requiring stockholder action:

•
Proposal No. 1 requests the election to our Board of the four nominees named in this Proxy Statement.
•
Proposal No. 2 requests the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025.
•
Proposal No. 3 requests that stockholders vote, on an advisory basis, to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.
•
Proposal No. 4 requests that stockholders approve our Amended and Restated 2019 Equity Incentive Plan.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

The business and affairs of our company are managed under the direction of the Board, as provided by Nevada law and our Bylaws. The Board establishes corporate policies and strategies and supervises the implementation and execution of those policies and strategies by our officers and employees. The directors are kept informed of our company operations at meetings of the Board, through reports and analyses prepared by, and discussions with, company management.

Our Board currently consists of six directors. Our Bylaws provide that the authorized number of directors shall be determined by a resolution of our Board. With a view towards streamlining our organizational structure, and also reducing related costs, our Board has determined to reduce the authorized number of directors to four, effective as of immediately prior to the Annual Meeting, with each remaining director to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

Our directors are elected in uncontested elections by a majority vote as describe below. In contested director elections, elections whereby the number of nominees exceeds the number of directors to be elected, the directors will be elected by a plurality of the votes cast and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at the Annual Meeting is an uncontested election and thus the majority voting standard described below applies.

To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to such director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election. Broker non-votes and abstentions will not be counted as votes cast, and, accordingly, will have no effect on the election of directors. In considering whether to nominate any director currently serving on the Board (an “Incumbent Director”) for re-election, the Board will take into account whether the Incumbent Director has tendered an irrevocable resignation that is effective upon the Board’s acceptance of such resignation in the event the director fails to receive the required vote to be re-elected, as described above. If an Incumbent Director fails to receive the required number of votes for re-election in an uncontested election, the Incumbent Director would continue to serve on the Board as a “holdover director” until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal pursuant to our Bylaws. The Nominating and Governance Committee will consider the resignation offer and recommend to the Board whether to accept or reject the resignation of such Incumbent Director, or whether other action should be taken. The Board will endeavor to act on the recommendation within 90 days following certification of the election results. The Board will promptly disclose its decision whether to accept the Incumbent Director’s resignation offer (and its rationale for rejecting the offer, if applicable) in a press release and filing an appropriate disclosure with the SEC. If the Board accepts the resignation, then the Board, in its sole discretion, may, pursuant to our Bylaws, fill any resulting vacancy or may decrease the size of the Board.

Nevada corporate law does not require cumulative voting in the election of directors, and neither our Articles nor Bylaws provide for cumulative voting.

Nominees

Our Nominating and Governance Committee of the Board recommended, and the full Board has approved, Alexander C. Matina, Jeffrey Rona, Alan D. Willits and Mark W. Wong as nominees for election as directors at the Annual Meeting. Each of the nominees is currently a director of the Company. For information concerning the nominees, please see “Information Regarding the Nominees” beginning on page 10 of this Proxy Statement.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the foregoing director nominees. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by our Board. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Each director is elected by a majority of the votes cast with respect to such director’s election, meaning that to be elected, the director must receive more “for” votes than “against” votes. Abstentions and broker non-votes are not considered votes “cast” for purposes of this proposal and, as such, will not affect the outcome of the election of directors.

The Board recommends that you vote “FOR” the election of each of the nominees named above (Proposal No. 1).

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Audit Committee has selected Grant Thornton LLP, or Grant Thornton, as our independent registered public accounting firm for the fiscal year ending June 30, 2025 and has further directed that we submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Grant Thornton has audited our financial statements since our 2024 fiscal year.

Representatives of Grant Thornton will be present at our Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the selection of Grant Thornton as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, our Board is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain Grant Thornton. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Annual Evaluation and Selection of Independent Auditor

To help assure continuing auditor independence, our Audit Committee annually reviews Grant Thornton’s independence and performance in connection with the Audit Committee’s determination of whether to retain Grant Thornton or engage another firm as our independent auditor. In the course of these reviews, our Audit Committee considers, among other things:

•
Grant Thornton's recent performance on our company audits;
•
Grant Thornton’s institutional knowledge and expertise regarding our company’s global business, accounting policies and practices and internal control over financial reporting enhances audit quality;
•
the professional qualifications of Grant Thornton, the lead audit partner, and other key engagement partners;
•
Grant Thornton’s disclosures related to audit quality and performance, including recent PCAOB inspections;
•
the appropriateness of Grant Thornton’s audit fees; and
•
the quality and candor of Grant Thornton’s communications with the Audit Committee and management.

Based on this evaluation, our Audit Committee has determined that Grant Thornton is independent and that it is in the best interest of the Company and its stockholders to continue to retain Grant Thornton to serve as our independent auditors for our fiscal year ending June 30, 2025.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Dismissal of Independent Registered Public Accountants

On February 28, 2024, the Audit Committee dismissed Crowe LLP, or Crowe, as the Company’s independent registered public accounting firm.

Crowe’s audit reports on the Company’s consolidated financial statements as of and for fiscal years ended June 30, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the reports expressed an unqualified opinion and included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2023 and 2022, as well as the subsequent interim periods through the date of dismissal, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference thereto in their reports on the financial statements for such years, and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Engagement of New Independent Registered Public Accountants

On February 28, 2024, the Audit Committee approved the engagement of Grant Thornton as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2024. Grant Thornton was formally engaged on March 4, 2024.

During the fiscal years ended June 30, 2023 and 2022, as well as the subsequent interim periods through the engagement of Grant Thornton, neither the Company nor anyone acting on its behalf has consulted with Grant Thornton regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K), or (iii) any reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Principal Accountant Fees and Services

Our Audit Committee is responsible for audit firm compensation. As stated above, on February 28, 2024, our Audit Committee dismissed Crowe as our independent registered public accounting firm while simultaneously approving the engagement of Grant Thornton as our independent registered public accounting firm. As such, Grant Thornton completed the review of our third quarter for fiscal 2024 as well as our fiscal 2024 year-end audit. The aggregate fees billed by Grant Thornton for the fiscal year ended June 30, 2024 for the professional services described below are as follows:

Fiscal Year Ended
June 30, 2024
Audit Fees (1)	$826,862
Tax Fees	—
Other Fees	—
Total fees	$826,862

(1)
Audit fees consist of fees for professional services performed by Grant Thornton for the audit of our annual financial statements and review of our quarterly financial statements, which includes fees for professional services related to additional audit matters unique to specific transactions or events. This also includes fees, converted to USD, for professional services performed by Grant Thornton Australia related to S&W Australia's statutory audit.

All audit fees were approved by our Audit Committee.

Rotation of Lead Audit Partner

Our Audit Committee requires the lead audit partner to be rotated at least every five years. The process for selection of the Company’s lead audit partner pursuant to this rotation is expected to involve discussions with Grant Thornton to consider issues related to the timing of such rotation and the transition to new lead and reviewing partners and a meeting between the Chairperson of our Audit Committee and the candidate for the role as well as discussion by the full Audit Committee and management.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

We maintain an auditor independence policy that bans our auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that we may not enter into auditor engagements for non-audit services without the express approval of the Audit Committee. In accordance with this policy, the Audit Committee pre-approved all services to be performed by our independent registered public accounting firm.

Vote Required

The affirmative vote of a majority of the stock having voting power present at the Annual Meeting virtually or represented by proxy at the Annual Meeting on the matter is necessary to ratify the appointment of Grant Thornton as our independent registered public accountants for the fiscal year ending June 30, 2025. Abstentions will have the effect of a vote “against” this proposal. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with this proposal.

The Board recommends that you vote “FOR” the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2025 (Proposal No. 2).

PROPOSAL NO. 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(“SAY-ON-PAY”)

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our Named Executive Officers.

Our executive compensation program and compensation paid to our Named Executive Officers are described beginning on page 26 of this Proxy Statement. Our compensation programs are overseen by our Compensation Committee and reflect our philosophy to pay all of our employees, including our Named Executive Officers, in ways that support the following principles that we believe reflect our core values (relationships matter; be open, honest and constructive; demand excellence; take intelligent risks; and act like an owner):

•
support, attract and retain the best talent;
•
support a high-performance culture by rewarding excellence and achievement;
•
recognize and retain top-performing talent via differentiated rewards and opportunities;
•
reinforce alignment with our Company’s values (in particular, a focus on excellence and an attitude of ownership);
•
create alignment with our Company’s long-term performance; and
•
provide an opportunity for each employee to share in the success we create together.

To help achieve these objectives, we structure our Named Executive Officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

We request that our stockholders approve the compensation of our Named Executive Officers as described elsewhere in this Proxy Statement pursuant to the following resolution:

RESOLVED, that the stockholders of S&W Seed Company (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Summary Compensation Table and the related compensation tables and narrative disclosure in the Proxy Statement for the Annual Meeting of Stockholders to be held on December 17, 2024.

As an advisory vote, this proposal (commonly referred to as “say-on-pay”), is not binding on S&W, our Board or our Compensation Committee and will not be construed as overruling a decision by S&W, our Board or our Compensation Committee or creating or implying any additional fiduciary duty for S&W, our Board or our Compensation Committee. However, our Compensation Committee and our Board value the opinions expressed by our stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

Unless our Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of our named executive officers, the next scheduled advisory vote on the frequency of “say-on-pay” votes (commonly referred to as a “say-on-frequency” proposal) will be at our 2026 annual meeting of stockholders. Our stockholders will be able to indicate by advisory vote at the 2026 annual meeting of stockholders any change in their preference as to the frequency of future “say-on-pay” votes.

Vote Required

Approval of the compensation of our Named Executive Officers requires the affirmative vote of a majority of the stock having voting power present at the Annual Meeting virtually or represented by proxy at the Annual Meeting. Broker non-votes and abstentions will have the effect of a vote “against” this proposal.

The Board recommends that stockholders vote “FOR” the approval of the compensation paid to our Named Executive Officers (Proposal No. 3).

PROPOSAL NO. 4 – APPROVAL OF THE AMENDED AND RESTATED S&W SEED COMPANY 2019 EQUITY INCENTIVE PLAN

The S&W Seed Company 2019 Equity Incentive Plan, or the 2019 Plan, originally was adopted by our stockholders on January 16, 2019, as a successor to and continuation of the S&W Seed Company Amended and Restated 2009 Equity Incentive Plan, or the 2009 Plan. On October 16, 2020, our Board approved, and on December 16, 2020, our stockholders approved, amending the 2019 Plan. In October 2024, the Board approved amending and restating the 2019 Plan subject to stockholder approval of this proposal. We refer to the 2019 Plan, as amended and restated by the Board in October 2024, as the “Amended and Restated 2019 Plan” throughout this Proxy Statement. In this proposal, our stockholders are being asked to approve the Amended and Restated 2019 Plan, the material terms of which are the same as the 2019 Plan, except that the Amended and Restated 2019 Plan, contains, among other things the following material changes to the 2019 Plan:

•
an increase to the number of shares of common stock authorized for issuance under the 2019 Plan by 500,000 shares; and
•
a corresponding increase to the number of shares of common stock authorized for issuance under the 2019 Plan pursuant to the exercise of incentive stock options by 1,000,000 shares.

Why We Are Asking Our Stockholders to Approve the Amended and Restated 2019 Plan

•
Equity awards have been historically and, we believe, will continue to be, an integral component of our overall compensation program for our employees, directors and consultants. Currently, we maintain the 2019 Plan to grant equity awards, primarily in the form of stock options and restricted stock unit awards, to our employees, directors and consultants.
•
We are seeking stockholder approval of the Amended and Restated 2019 Plan to increase the number of shares available for the grant of stock options, restricted stock unit awards and other awards, which will enable us to have a competitive equity incentive program to compete with our peer group for key talent.
•
Approval of the Amended and Restated 2019 Plan by our stockholders will allow us to continue granting stock options, restricted stock unit awards and other awards at levels determined appropriate by the Board or Compensation Committee. The Board believes that the Amended and Restated 2019 Plan is in the best interest of stockholders and our company, as equity awards granted under the plan will help to attract, motivate and retain talented employees and non-employee directors, align employee and stockholder interests, link employee compensation with company performance and maintain a culture based on employee stock ownership.

Stockholder Approval

•
If this proposal is approved by our stockholders, the Amended and Restated 2019 Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this proposal, the Amended and Restated 2019 Plan will not become effective, and the 2019 Plan will continue to be effective in accordance with its current terms.

Requested Shares

•
If this proposal is approved by our stockholders, then the aggregate number of shares of our common stock that may be issued under the 2019 Plan will be increased by 500,000 shares (as further described below in “Summary of the Amended and Restated 2019 Plan - Stock Subject to the Amended and Restated 2019 Plan”), subject to adjustment for certain changes in our capitalization.

In determining the number of shares of common stock reserved for issuance under the Amended and Restated 2019 Plan, the Compensation Committee and the Board considered a number of factors, including:

•
Historical Grant Practices. The historical amounts of equity awards we have granted in the past three years were considered. In fiscal years 2024, 2023 and 2022, (a) the number of shares underlying stock options granted was 27,283, 73,141 and 52,354, respectively, (b) the number of shares underlying restricted stock unit awards granted was 62,931, 28,138 and 16,022, respectively; and (c) the weighted common shares outstanding was 2,273,112, 2,250,146 and 2,059,668, respectively.
•
Awards to be Granted. Our key employees are entitled to receive stock options and restricted stock units as part of our annual incentive compensation strategy. The Amended and Restated 2019 Plan takes into consideration anticipated future grants of equity awards to our key employees through fiscal 2026.

•
Awards Outstanding Under Existing Grants. As of October 18, 2024, we had outstanding stock options covering an aggregate of 279,671 shares of common stock and outstanding RSUs covering 66,080 shares of common stock, which were granted under the 2009 Plan or 2019 Plan. This represents approximately 15% of the outstanding shares of our common stock (commonly referred to as our “overhang”).

As of October 18, 2024, the per-share closing price of our common stock as reported on the Nasdaq Capital Market was $3.22 and there were 2,284,438 shares of our common stock outstanding.

The purpose of the Amended and Restated 2019 Plan approval is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our executive officers, employees, directors and consultants. We actively compete for highly qualified people to work on our team, and our equity program is a key component of our strategy to attract and retain key individuals.

Summary of the Amended and Restated 2019 Plan

The following is a summary of the principal features of the Amended and Restated 2019 Plan and its operation. The summary is qualified in its entirety by the full text of the Amended and Restated 2019 Plan that is attached as Annex A to this Proxy Statement.

General

The Amended and Restated 2019 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, and other share-based awards (collectively referred to in this Proxy Statement as equity awards). The Amended and Restated 2019 Plan also provides the ability to grant performance equity awards and performance cash awards (together referred to in this Proxy Statement as performance awards), which enable our Compensation Committee to use performance criteria in establishing specific targets to be attained as a condition to the vesting of awards.

Incentive stock options granted under the Amended and Restated 2019 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (referred to in this Proxy Statement as the Code). Nonstatutory stock options granted under the Amended and Restated 2019 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of equity awards.

The Amended and Restated 2019 Plan provides eligible employees, executive officers, directors and consultants with the opportunity to benefit from increases in the value of our common stock as an incentive to such individuals to exert maximum efforts toward our success, thereby aligning their interests with the interests of our stockholders.

Administration

The Amended and Restated 2019 Plan provides that our Board has the authority to construe and interpret the Amended and Restated 2019 Plan and to determine the persons to whom and the dates on which equity awards will be granted; the number of shares of common stock to be subject to each equity award; the time or times during the term of each equity award within which all or a portion of the award may be exercised; the exercise, purchase, or strike price of each equity award; the type of consideration permitted to exercise or purchase each equity award and other terms of the equity awards.

Our Board has the authority to delegate some or all of the administration of the Amended and Restated 2019 Plan to a committee or committees composed of members of our Board. A committee may consist solely of two or more directors, each of whom is a “non-employee director” within the meaning of Rule

16b-3 under the Exchange Act and an “independent director” for purposes of the rules of the applicable stock market or exchange on which the shares are quoted or traded, to the extent required by such rules. The Amended and Restated 2019 Plan also permits delegation of administration of the plan to one or more executive officers with respect to grants to our employees, including the employees of our subsidiaries. Our Board has delegated to the Compensation Committee administration of the Amended and Restated 2019 Plan. The Compensation Committee, as currently constituted, consists of three non-employee directors within the meaning of Section 16b-3 who also meet the requirements for independence under Rule 5605(d)(2) of the Nasdaq listing standards. As used herein, the term “plan administrator” refers to the Board or duly constituted committee, whichever is serving as the administrator of the Amended and Restated 2019 Plan. Until changed by further action of the Board, that currently means the Compensation Committee of the Board.

The plan administrator does not have the authority to: (i) reprice any outstanding awards under the Amended and Restated 2019 Plan, or (ii) cancel and re-grant any outstanding awards under the Amended and Restated 2019 Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.

Eligibility

General. The Plan provides that our employees, executive officers, directors and consultants are eligible to be granted awards. As of October 29, 2024, we have 71 employees, six (6) non-employee directors and one (1) consultant who are eligible participants under the Plan.

Incentive Stock Options. Incentive stock options may be granted under the Amended and Restated 2019 Plan only to employees (including executive officers) of the Company and our affiliates. The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options will be 1,210,526 shares of common stock, if this proposal is approved by the stockholders. No incentive stock option may be granted under the Amended and Restated 2019 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or our affiliates, unless the exercise price of such stock option is at least 110% of the fair market value of the stock subject to the stock option on the date of grant and the term of the stock option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Amended and Restated 2019 Plan and any other equity plans of the Company and our affiliates) may not exceed $100,000. Any excess of such amount will be treated as nonstatutory stock options.

Other Awards. Nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other share-based awards authorized under the Amended and Restated 2019 Plan may be granted to employees (including executive officers), directors and consultants of the Company and our affiliates.

Stock Subject to the Amended and Restated 2019 Plan

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended and Restated 2019 Plan will not exceed 933,885 shares, which is the sum of (i) 500,000 newly requested shares, (ii) 210,527 shares approved at our 2020 Annual Meeting, (iii) 144,737 additional shares that were reserved as of the effective date of the 2019 Plan, (iv) 18,439 shares (the number of unallocated shares that were available for grant under the 2009 Plan as of January 16, 2019, the effective date of the 2019 Plan), plus (v) 60,182 shares, which is the number of shares subject to outstanding stock awards granted under the 2009 Plan that on or after the effective date of the 2019 Plan may expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to us, or are reacquired, withheld or not issued to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award.

The number of shares of common stock available for issuance under the Amended and Restated 2019 Plan shall be reduced by one share for each share of common stock issued pursuant to a stock option, stock appreciation right, restricted stock awards, restricted stock unit awards or other awards.

If any shares subject to an award are forfeited, an award expires or otherwise terminates without issuance of shares, or an award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such award, the shares not issued under those awards, or the shares forfeited to or repurchased by us, become available for subsequent issuance under the Amended and Restated 2019 Plan. Such returning shares will increase the number of shares available for issuance under the Amended and Restated 2019 Plan by one share per share returned.

In the event that (i) any option or other award granted under the Amended and Restated 2019 Plan is exercised through the tendering of shares (either actually or by attestation) or by the withholding of shares by us, or (ii) withholding tax liabilities arising from such option or other award are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by us, then the shares so tendered or withheld shall be available for issuance under the Amended and Restated 2019 Plan.

Terms of Stock Options

We may grant stock options under the Amended and Restated 2019 Plan pursuant to stock option agreements adopted by our Board or a duly authorized committee. The following is a description of the permissible terms of stock options under the Amended and Restated 2019 Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of incentive stock options and nonstatutory stock options may not be less than 100% of the fair market value of the stock subject to the stock option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value.

Consideration. The stock option exercise price may, at the discretion of the plan administrator, be paid in cash or by check, pursuant to a broker-assisted cashless exercise, by delivery of other shares of our common stock, pursuant to a net exercise arrangement, or in any other method specified in a stock option agreement.

Vesting. Stock options granted under the Amended and Restated 2019 Plan vest, or become exercisable, as determined by the plan administrator. Vesting typically occurs during the option holder’s continued service with us or an affiliate, whether such service is in the capacity of an employee, director or consultant (collectively referred to as service) and regardless of any change in the capacity of the optionee, or upon achievement of quantitative or qualitative goals determined by the plan administrator. Shares covered by different stock options may be subject to different vesting terms.

Term. Under the Amended and Restated 2019 Plan, the maximum term of a stock option is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

Holding Period after Exercise. The Amended and Restated 2019 Plan does not require any optionee who exercises stock options to hold the shares issued upon exercise for any period of time. Accordingly, holders of options are able to exercise options and sell the underlying stock concurrently, although in the case of the exercise of an incentive stock option, the tax benefits accruing to the holder thereof could be jeopardized if the applicable holding period for incentive stock options is not complied with.

Termination of Service. Stock options generally terminate three months after termination of a participant’s service unless:

•
the stock option agreement by its terms specifically provides otherwise,
•
termination is due to the participant’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months of termination,
•
the participant dies before the participant’s service has terminated, or the participant dies within a specified period after termination of service, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such stock option have passed, or
•
the participant is terminated for cause (as defined under the Amended and Restated 2019 Plan), in which case the stock option terminates immediately and will cease to be exercisable (whether vested or unvested).

The stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of any shares received on exercise following termination of service would violate our insider trading policy. In no event, however, may a stock option be exercised beyond the expiration of its term.

Restrictions on Transfer. A participant generally may not transfer a stock option other than by will, by the laws of descent and distribution, or pursuant to a domestic relations order. During the lifetime of the participant, only the participant may exercise a stock option (except in instances pursuant to a domestic relations order). A participant may also designate a beneficiary who may exercise a stock option following the participant’s death. No option may be transferred to any financial institution without prior stockholder approval.

Terms of Restricted Stock Unit Awards

We may grant restricted stock unit awards under the Amended and Restated 2019 Plan pursuant to restricted stock unit award agreements adopted by our Board or a duly authorized committee. Restricted stock units represent the value of a fixed number of shares of our common stock on the date of grant.

Consideration. The plan administrator may grant restricted stock unit awards in consideration for past or future services rendered to us or an affiliate, or any other form of legal consideration acceptable to the plan administrator.

Vesting. Restricted stock unit awards vest at the rate or on the terms specified in the restricted stock unit award agreement as determined by the plan administrator. The Amended and Restated 2019 Plan does not require that the holder of shares issued upon conversion of restricted stock units hold those converted shares for any period of time.

Settlement. Restricted stock unit awards may be settled by the delivery of shares of our common stock, cash, or any combination as determined by the plan administrator. At the time of grant, the plan administrator may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.

Termination of Service. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s termination of service.

Terms of Restricted Stock

We may grant restricted stock awards under the Amended and Restated 2019 Plan pursuant to restricted stock award agreements adopted by our Board or a duly authorized committee. Restricted stock awards are shares of our common stock that may be subject to restrictions, such as vesting requirements.

Consideration. The plan administrator may grant restricted stock awards in consideration for past or future services rendered to us or an affiliate, or any other form of legal consideration acceptable to our Board.

Vesting. Shares of stock acquired under a restricted stock award may, but need not, be subject to a repurchase option in favor of us or forfeiture to us in accordance with a vesting schedule as determined by the plan administrator. The Amended and Restated 2019 Plan does not require that the vested shares be held for any amount of time after vesting.

Termination of Service. Upon termination of a participant’s service, we may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable restricted stock award.

Terms of Stock Appreciation Rights

We may grant stock appreciation rights under the Amended and Restated 2019 Plan pursuant to stock appreciation rights agreements adopted by our Board or a duly authorized committee. A stock appreciation right is a right to receive the excess value over the strike price of a fixed number of shares. Individual stock appreciation right agreements may be more restrictive as to any or all of the permissible terms described below. Each stock appreciation right is denominated in shares of common stock equivalents but may be settled in cash.

Term. The maximum term of stock appreciation rights is ten years.

Strike Price. The strike price of stock appreciation rights may not be less than 100% of the fair market value of the common stock equivalents subject to the stock appreciation rights on the date of grant.

Exercise. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of the aggregate fair market value on the date of exercise of a number of common stock equivalents with respect to which the participant is exercising the stock appreciation right, over the strike price determined by the plan administrator on the date of grant. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, or any other form of consideration determined by the plan administrator.

Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Termination of Service. Stock appreciation rights generally terminate three months after termination of a participant’s service unless:

•
the stock appreciation rights agreement by its terms specifically provides otherwise,
•
termination is due to the participant’s disability, in which case the stock appreciation right may be exercised (to the extent vested at the time of the termination of service) at any time within 12 months of termination,

•
the participant dies before the participant’s service has terminated, or within a specified period after termination of service, in which case the stock appreciation right may be exercised (to the extent vested at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such stock appreciation right have passed, or
•
the participant is terminated for cause (as defined under the Amended and Restated 2019 Plan), in which case the stock appreciation right terminates immediately and will cease to be exercisable (whether vested or unvested).

The term of a stock appreciation right may be extended in the event that exercise following termination of service is prohibited by applicable securities laws or if the sale of any shares received on exercise following termination of service would violate our insider trading policy. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Other Share-Based Awards

The plan administrator may grant other share-based awards that valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property. Subject to the provisions of the Amended and Restated 2019 Plan, the plan administrator has the authority to determine the persons to whom and the dates on which such other share-based awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other equity awards granted under the Amended and Restated 2019 Plan.

Terms of Performance Awards

General. The Board may grant performance equity awards and performance cash awards.

Performance Goals. The Compensation Committee has the authority to structure one or more such awards so that stock or cash will be issued or paid pursuant to the award only upon the achievement of certain pre-established performance goals. Performance goals for awards granted under the Amended and Restated 2019 Plan may be based on any one of, or combination of, the following criteria or such other criteria as may later be determined by the Compensation Committee: (i) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes); (v) pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); (vi) return on equity; (vii) total shareholder return; (viii) return on assets or net assets; (ix) appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; (x) market share; gross profits; (xi) earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); (xii) economic value-added models or equivalent metrics; (xiii) comparisons with various stock market indices; (xiv) reductions in costs; (xv) cash flow or cash flow per share (before or after dividends); (xvi) return on capital (including return on total capital or return on invested capital); (xvii) cash flow return on investment; (xviii) improvement in or attainment of expense levels or working capital levels; (xiv) operating margins, gross margins or cash margin; (xx) year-end cash; (xxi) debt reduction; (xxii) stockholder equity; (xxiii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities); (xxiv) factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions; (xxv) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel; and (xxvi) other measures of performance selected by the Compensation Committee.

Performance goals may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Compensation Committee may also exclude charges related to an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (i) restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) exchange rate effects, as applicable, for non-United States dollar denominated net sales and operating earnings; (iii) the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) stock-based compensation expense determined under generally accepted accounting principles; (vi) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under U.S. Generally Accepted Accounting Principles (“GAAP”); (vii) a response to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) a response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) the dilutive effects of acquisitions or joint ventures; (x) the assumption that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (xi) the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (xii) the reflection of a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) the reflection of any partial or complete corporate liquidation; (xiv) the effect of in-process research and development expenses; (xv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes; and (xvi) to make other appropriate adjustments selected by the Compensation Committee.

Changes to Capital Structure

In the event any change is made to the outstanding shares of our common stock without receipt of consideration (whether through a stock split, reverse stock split or other changes in the capital structure), appropriate adjustments will be made to the class of securities issuable under the Amended and Restated 2019 Plan, the maximum number of securities issuable under the Amended and Restated 2019 Plan, the incentive stock option limitation, and the number, class and price per share under outstanding equity awards under the Amended and Restated 2019 Plan.

Corporate Transactions

Unless otherwise provided in a written agreement between us or an affiliate and a participant, or unless otherwise expressly provided by our Board or a duly authorized committee at the time of grant of an equity award, in the event of a corporate transaction, outstanding equity awards under the Amended and Restated 2019 Plan may be assumed, continued or substituted by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute such equity awards, then:

•
with respect to any such equity awards that are held by individuals then performing services for us or our affiliates, the vesting and exercisability provisions of such equity awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction and any reacquisition or repurchase rights will lapse (contingent upon the effectiveness of the corporate transaction);

•
all other outstanding equity awards will be terminated if not exercised prior to the effective date of the corporate transaction, provided, however, that any reacquisition or repurchase rights held by the Company with respect to such awards shall not terminate and may continue to be exercised notwithstanding the corporate transaction; and
•
no vested restricted stock unit award will terminate without being settled by delivery of shares of common stock, their cash equivalent or in any other form of consideration, as determined by the Board, prior to the effectiveness of the corporate transaction.

Notwithstanding the foregoing, in the event an award will terminate if not exercised prior to the effective time of a corporate transaction, the Board may provide, in its sole discretion, that the holder of such award may not exercise such award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the award would have received upon the exercise of the award immediately prior to the effective time of the corporate transaction, over (ii) any exercise price payable by such holder in connection with such exercise.

A corporate transaction shall generally mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

•
a sale or other disposition of all or substantially all of the consolidated assets of the Company and our subsidiaries;
•
a sale or other disposition of more than 50% of the Company’s outstanding securities;
•
the consummation of a merger, consolidation or similar transaction in which the Company is not the surviving corporation, or
•
the consummation of a merger, consolidation or similar transaction in which the Company is the surviving corporation, but shares of our outstanding common stock are converted or exchanged into other property by virtue of the corporate transaction.

Change in Control

Outstanding awards under the Amended and Restated 2019 Plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the participant’s award agreement or in any other written agreement with us or one of our affiliates, but in the absence of such provision, no such acceleration will automatically occur.

A change in control shall generally mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

•
a person, entity or group acquires, directly or indirectly, our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction;
•
there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction;

•
our stockholders approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;
•
there is consummated a sale or other disposition of all or substantially all of our consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; or
•
a majority of our Board becomes comprised of individuals who were not serving on our Board on the date the 2019 Plan was adopted by the Board, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board members or their approved successors.

Termination and Amendment

Our Board may suspend or terminate the Amended and Restated 2019 Plan without stockholder approval or ratification at any time. No incentive stock option will be granted after the 10th anniversary of the date the 2019 Plan was adopted by the Board. Our Board may amend or modify the Amended and Restated 2019 Plan at any time, subject to any required stockholder approval. No amendments to, or termination of, the Amended and Restated 2019 Plan shall materially impair the rights of a participant under any award previously granted without such participant’s consent.

Clawback Policy

Awards granted under the Amended and Restated 2019 Plan will be subject to recoupment in accordance with our Incentive Compensation Recoupment Policy and any other clawback policy that we are required to adopt. In addition, the plan administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the plan administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and the Company with respect to participation in the Amended and Restated 2019 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

Incentive stock options granted under the Amended and Restated 2019 Plan are intended to qualify for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal ordinary income tax consequences to the participant or us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

The difference between the exercise price and fair market value of the incentive stock option shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised for those shares, any gain or loss on a disposition of those shares (referred to in this Proxy Statement as a qualifying disposition) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods (referred to in this Proxy Statement as a disqualifying disposition), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options

No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, we will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant. We will be required to satisfy certain tax withholding requirements applicable to such income.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

Restricted Stock Unit Awards

No taxable income is recognized upon receipt of a restricted stock unit award. The participant will generally recognize ordinary income in the year in which the shares subject to that unit are actually vested and issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and the Company will be required to satisfy certain tax withholding requirements applicable to such income. We will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Restricted Stock Awards

Upon receipt of a restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. We will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a restricted stock award are unvested and subject to repurchase by us in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the purchase price, if any, paid for the shares.

The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (a) the fair market value of the shares on the date of issuance, over (b) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and the Company will be required to satisfy certain tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Upon disposition of the stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Appreciation Rights

No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, we will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

Section 162(m) Limitations

Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation paid to a covered employee exceeds $1.0 million. As a result, compensation (including compensation pursuant to awards granted under the Amended and Restated 2019 Plan) paid to any of our “covered employees” under Section 162(m) of the Code in excess of $1.0 million per taxable year generally will not be deductible.

Interests of Certain Persons in the Amended and Restated 2019 Plan

Stockholders should understand that our directors, executive officers and other employees may be considered as having an interest in the approval of the Amended and Restated 2019 Plan because they may, in the future, receive awards under it. If approved, the annual grants made to our non-employee directors in connection with our Annual Meeting would be issued under the Amended and Restated 2019 Plan. This would include the annual RSU award for each non-employee director continuing after the Annual Meeting. In addition, certain employees, including certain of our executive officers, were granted options and/or RSU awards in October 2024 which are contingent upon stockholder approval of this proposal, as further described below under “New Plan Benefits under the Amended and Restated 2019 Plan."

Awards Granted under the 2019 Plan

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2019 Plan as of November 1, 2024.

Name and Position	Number of Shares
Mark Herrmann, President and Chief Executive Officer	210,405
Vanessa Baughman, Chief Financial Officer	68,117
Alexander C. Matina, Current Director and Nominee	19,669
Jeffrey Rona, Current Director and Nominee	7,975
Alan D. Willits, Current Director and Nominee	25,720
Mark W. Wong, Current Director and Nominee	180,213
Mark J. Harvey, Current Director	6,969
Elizabeth Horton, Current Director	29,591
Each Associate of Any Executive Officers, Current Directors or Director Nominees	—
Each Other Person Who Received or Is to Receive 5% of Awards	—
All Non-Executive Officer Employees as a Group	60,217

New Plan Benefits under the Amended and Restated 2019 Plan

The following table sets forth the benefits or amounts that will be received by or allocated to each of the individuals and groups indicated below under the Amended and Restated 2019 Plan, if such benefits or amounts are determinable.

Name and Position	Dollar Value ($)	Number of Units (1)
Mark Herrmann, President and Chief Executive Officer (2)	271,456	202,170
Vanessa Baughman, Chief Financial Officer (2)	70,049	52,170
All Current Executive Officers as a Group	341,505	254,340
All Current Non-Executive Directors as a Group (3)	272,500	—
All Non-Executive Officer Employees as a Group (2)	54,847	32,347
(1)
Except as listed in the table, no other awards that may be made under the Amended and Restated 2019 Plan to the groups listed above are currently determinable, as there are no guaranteed or contractually required awards. Future grants are subject to approval of our Board or the applicable committee.
(2)
As described in the section titled “Interests of Certain Persons in the Amended and Restated 2019 Plan,” these amounts reflect the options and RSU awards granted in October 2024, which are contingent upon stockholder approval of this proposal. The options have an exercise price equal to $2.2999 per share. Neither the options nor the RSU awards will vest (or be exercisable, as applicable) unless and until the stockholders of the Company approve the Amended and Restated 2019 Plan. If the Amended and Restated 2019 Plan is not approved by the Company’s stockholders, these awards will immediately be cancelled.
(3)
As described in the section titled “Interests of Certain Persons in the Amended and Restated 2019 Plan,” this amount reflects the RSU awards to be made pursuant to our non-employee director compensation policy on the date of the Annual Meeting, as described under “Non-Employee Director Compensation” above. The number of shares subject to the RSU awards is not determinable at this time. Our non-employee director compensation policy may be amended from time to time.

Amended and Restated 2019 Plan

The number of awards that an executive officer, employee, director or consultant may receive under the Amended and Restated 2019 Plan is in the discretion of our Board or Compensation Committee from time to time and therefore cannot be determined in advance. There are no currently articulated plans to grant awards under the Amended and Restated 2019 Plan, although upon approval of the Amended and Restated 2019 Plan, it is anticipated that the Compensation Committee and the Board will grant additional awards to our executive officers, employees, directors and consultants.

Purpose for Recommending Approval of the Amended and Restated 2019 Plan

We believe that the approval of the Amended and Restated 2019 Plan is essential to our continued success. Our employees are our most valuable asset. Stock options and other awards such as those provided under the Amended and Restated 2019 Plan will substantially assist us in continuing to attract and retain employees and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees and non-employee directors.

Vote Required

The affirmative vote of a majority of the stock having voting power present at the Annual Meeting virtually or represented by proxy at the Annual Meeting is required for approval of this proposal. Broker non-votes and abstentions will have the effect of a vote “against” this proposal.

If the amendment described in this proposal is approved by stockholders, the Company plans to file a Registration Statement on Form S-8 with the SEC with respect to the shares of our common stock to be registered pursuant to the Amended and Restated 2019 Plan.

The Board recommends that you vote “FOR” approval of the Amended and Restated 2019 Plan (Proposal No. 4).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of October 18, 2024, by:

•
each person we know to be the beneficial owner of 5% of more of the outstanding shares of our common stock;
•
each of the Named Executive Officers listed in the Summary Compensation Table;
•
each of our current directors and director nominees; and
•
all of our current executive officers, directors and director nominees as a group.

Except as otherwise indicated below, the address of each beneficial owner listed in the table is c/o S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 2,284,438 shares of common stock outstanding on October 18, 2024. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 18, 2024 (December 17, 2024). We did not deem these exercisable shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The applicable footnotes are an integral part of the table and should be carefully read in order to understand the actual ownership of our securities, particularly by the 5% stockholders listed in the table.

	Number of Shares		Number of Shares Subject to Options, RSUs and Warrants Exercisable by		Total Shares Beneficially Owned
Name of Beneficial Owners	Beneficially Held		December 17, 2024		Number	Percent
5% Stockholders
MFP Partners, L.P. (1)	918,328		267,736	(2)	1,186,064	46.5%
Wynnefield Capital Management LLC and Related Entities (3)	216,472		—		216,472	9.5%

Directors and Named Executive Officers
Mark Herrmann, Chief Executive Officer	2,122		5,264	(4)	7,386	*
Vanessa Baughman, Chief Financial Officer	972		2,563	(5)	3,535	*
Mark J. Harvey, Director	12,601	(6)	5,615	(7)	18,216	*
Elizabeth Horton, Director	3,611		18,883	(8)	22,494	*
Alexander C. Matina, Director	9,225		10,445	(9)	19,670	*
Jeffrey Rona, Director	—		7,975	(10)	7,975	*
Alan D. Willits, Director	29,850		11,348	(11)	41,198	1.8%
Mark W. Wong, Director	17,293		147,057	(12)	164,350	6.8%
All executive officers, directors as a group (8 persons)	75,674		209,150		284,824	11.4%

* Less than 1 percent of the class.

(1)
Based solely upon a Schedule 13D/A filed with the SEC on March 22, 2023 by MFP Investors LLC. MFP Investors LLC is the general partner of MFP Partners, L.P. (“MFP”). Jennifer Cook Price is the managing director of MFP and the managing member of MFP Investors, LLC. The address for MFP is 909 Third Avenue, 33rd Floor, New York, NY 10022. Alexander C. Matina, a member of our Board of Directors, was Portfolio Manager of MFP until December 31, 2023, at which point he transitioned to an advisor role for MFP.
(2)
Includes (i) 168,040 shares issuable upon exercise of warrants; (ii) 99,696 shares issuable upon conversion of 1,695 shares of the Company’s Series B Redeemable Convertible Non-Voting Preferred Stock.
(3)
Based upon the most recent Form 4 filed with the SEC on February 9, 2023 by Wynnefield Partners Small Cap Value, L.P. and the latest Schedule 13G filed with the SEC on February 16, 2023. The address for Wynnefield Capital Management, LLC and related entities is 450 Seventh Avenue, Suite 509, New York, NY 10123. Of the shares indicated, 70,355 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. (“Partners”), 110,766 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. I (“Partners I”), 28,548 shares are beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd. (the “Fund”) and 6,803 shares are beneficially owned by Wynnefield Capital, Inc. Profit Sharing Plan (the “Plan”). Wynnefield Capital Management, LLC has an indirect beneficial interest in the shares held by Partners and Partners I. Wynnefield Capital, Inc. has an indirect beneficial interest in the shares held by the Fund. Nelson Obus may be deemed to hold an indirect beneficial interest in the shares held by Partners, Partners I, the Fund and the Plan because he is the co-managing member of Wynnefield Capital Management, LLC, a principal executive officer of Wynnefield Capital, Inc. (the investment manager of the Fund) and a co-trustee of Wynnefield Capital, Inc. Profit Sharing Plan (having power to vote and dispose of investments in securities). Joshua Landes may be deemed to hold an indirect beneficial interest in the shares held by Partners, Partners I, the Fund and the Plan because he is the co-managing member of Wynnefield Capital Management, LLC, a principal executive officer of Wynnefield Capital, Inc. (the investment manager of the Fund) and a co-trustee of Wynnefield Capital, Inc. Profit Sharing Plan (having power to vote and dispose of investments in securities). Mr. Obus and Mr. Landes both disclaim any beneficial ownership of the shares of common stock reported in this report.
(4)
Includes 5,264 shares issuable upon exercise of options.
(5)
Includes 2,563 shares issuable upon exercise of options.
(6)
Includes 11,614 shares held in a retirement fund directed by Mr. Harvey and as to which he is a beneficiary.
(7)
Includes 5,246 shares issuable upon vesting of RSUs and 369 shares issuable upon exercise of options.
(8)
Includes 6,666 shares issuable upon vesting of RSUs and 12,217 shares issuable upon exercise of options.
(9)
Includes 8,233 shares issuable upon vesting of RSUs and 2,212 shares issuable upon exercise of options.
(10)
Includes 7,975 shares issuable upon vesting of RSUs.
(11)
Includes 10,471 shares issuable upon vesting of RSUs and 877 shares issuable upon exercise of options.
(12)
Includes 6,666 issuable upon vesting of RSUs and 140,391 shares issuable upon exercise of options.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

Our Audit Committee is responsible for reviewing and approving, in advance, any transactions between us and any related parties. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the Audit Committee charter. A copy of the Audit Committee charter is available on our website at www.swseedco.com in the Investors section under “Corporate Governance.” This website address is included for reference only. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement. Each year, our Audit Committee, assisted by our legal counsel, works with our directors, executive officers and certain stockholders to identify any transactions with us in which the executive officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with our interests.

MFP Loan Agreement

On September 22, 2022, MFP Partners, L.P., or MFP, our largest stockholder, provided a letter of credit issued by JPMorgan Chase Bank, N.A. for the account of MFP, with an initial face amount of $9.0 million, or the MFP Letter of Credit, for the benefit of CIBC, as additional collateral to support the Company’s obligations under the CIBC Loan Agreement. The MFP Letter of Credit initially matured on January 23, 2023, one month after the maturity date of the existing CIBC Loan Agreement. Concurrently, on September 22, 2022, the Company entered into a Subordinate Loan and Security Agreement, or the MFP Loan Agreement, with MFP, pursuant to which any draw CIBC may make on the MFP Letter of Credit will be deemed to be a term loan advance made by MFP to the Company. The MFP Loan Agreement initially provided for up to $9.0 million of term loan advances.

Concurrent with the October 28, 2022, amendment to the CIBC Loan Agreement, MFP amended the MFP Letter of Credit to increase the face amount from $9.0 million to $12.0 million, and the MFP Loan Agreement was amended to increase the maximum amount of term loan advances available to the Company from $9.0 million to $12.0 million. In connection with the December 23, 2022 amendment to the CIBC Loan Agreement, MFP amended the MFP Letter of Credit, extending the maturity date from January 23, 2023 to April 30, 2023. In connection with the Company’s March 22, 2023 amendment to the CIBC Loan Agreement, MFP further amended the MFP Letter of Credit to increase the maximum amount of term loan advances to $13.0 million and extend the maturity date to September 30, 2024. Following the July 3, 2024 amendment to the CIBC Loan Agreement, which extended the maturity date to October 31, 2024 amongst other items, the Company entered into a Fourth Amendment to Subordinate Loan and Security Agreement with MFP, dated July 16, 2024, which extended the maturity date of the MFP Letter of Credit to November 30, 2024 and also extended the maturity date of the MFP Loan Agreement to May 31, 2025.

Pursuant to the MFP Loan Agreement, the Company initially accrued a cash fee to be paid to MFP equal to 3.50% per annum on all amounts remaining undrawn under the MFP Letter of Credit. In the event any term advances are deemed made under the MFP Loan Agreement, such advances will bear interest at a rate per annum equal to term SOFR (with a floor of 1.25%) plus 9.25%, 50% of which will be payable in cash on the last day of each fiscal quarter and 50% of which will accrue as payment in kind interest payable on the maturity date, unless, with respect to any quarterly payment date, the Company elects to pay such interest in cash. This was subsequently amended on March 22, 2023 to, amongst other things, increase the cash fee payable to MFP on all amounts remaining undrawn under the MFP Letter of Credit from 3.50% to 4.25% per annum.

The MFP Loan Agreement is secured by substantially all of our assets and is subordinated to the CIBC Loan Agreement. Upon the occurrence and during the continuance of an event of default, MFP may declare all outstanding obligations under the MFP Loan Agreement immediately due and payable and take such other actions as set forth in the MFP Loan Agreement.

MFP Warrants

On September 22, 2022, the Company entered into a Subordinate Loan and Security Agreement, or the MFP Loan Agreement, with MFP, pursuant to which any draw CIBC may make on the MFP Letter of Credit will be deemed to be a term loan advance made by MFP to the Company. Pursuant to the terms and conditions of the MFP Loan agreement, on September 22, 2022, the Company issued to MFP a warrant, or Initial Warrant, to purchase up to 26,316 shares of the Company’s common stock, or Initial Warrant Shares, at $30.40 per share. The Initial Warrant expires five years from its issue date, or September 22, 2027.

In connection with the October 28, 2022 and December 22, 2022 amendments to the MFP Letter of Credit, the Company issued to MFP additional warrants to purchase 8,774 and 35,089 shares of the Company’s common stock, respectively, at an exercise price of $30.40 per warrant share. The warrants will each expire five years from the date of issuance.

In connection with the March 22, 2023 amendment to the MFP Letter of Credit, the Company issued to MFP a warrant to purchase 68,421 shares of the Company’s common stock at an exercise price of $40.85 per MFP warrant share. The warrants will expire five years from the date of issuance.

In total, warrants to purchase 138,600 shares of the Company’s common stock were issued to MFP in connection with the MFP Loan Agreement, or MFP Warrants, during the year ended June 30, 2023. The stated purchase prices of all of the MFP Warrants are subject to adjustment in connection with any stock dividends and splits, distributions with respect to common stock and certain fundamental transactions as described in the MFP Warrant. The MFP Warrants were valued using the Black-Scholes-Merton model as of the respective issue dates and recorded as financial commitment assets within Prepaid expenses and other current asset on the consolidated balance sheets. The MFP Warrants financial commitment assets are amortized on a straight-line basis over the period from their initial issue dates through the end of the related MFP Letter of Credit commitment periods. During the years ended June 30, 2024 and 2023, an aggregate value of $0.0 million and $1.9 million was capitalized, respectively, of which, $0.8 million and $0.9 million, respectively, was amortized as interest expense.

Alexander C. Matina, a member of our Board, was Portfolio Manager of MFP Investments LLC, the general partner of MFP, until December 31, 2023, at which point he transitioned to an advisor role for MFP Investors LLC. MFP is our largest stockholder.

Indemnification

Our Articles and our Bylaws provide for indemnification of our directors, officers, employees or agents of S&W, as well as directors, officers, employees, trustees or agents of our subsidiaries serving at our request, so that they will be free from undue concern about personal liability in connection with their service to us. We have also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that we will indemnify the director or executive officer, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director or executive officer, and otherwise to the fullest extent permitted under Nevada law and our Articles and Bylaws.

OTHER BUSINESS

As of the time of the preparation of this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named on the accompanying proxy to vote on such matters in accordance with their best judgment.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. Proxy Materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker, direct your written request to Corporate Secretary, S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501 or call us at (720) 506-9191. Stockholders who currently receive multiple copies of the Proxy Materials at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

A copy of the Annual Report is available without charge upon written request to our Corporate Secretary at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/SANW • Cast your vote online P.O. BOX 8016, CARY, NC 27512-9903 • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-390-5242 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided S&W Seed Company Annual Meeting of Shareholders For Shareholders as of record on October 19, 2021 TIME: Wednesday, December 15, 2021 2:30 PM, Mountain Time PLACE: Annual Meeting to be held virtually via live webcast -please visit www.proxydocs.com/SANW for more details. This proxy is being solicited on behalf of the Management The undersigned hereby appoints Mark W. Wong and Matthew K. Szot, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of S&W Seed Company which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

S&W Seed Company Annual Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect the following four nominees to the Company's Board of Directors:				
		FOR	AGAINST	ABSTAIN	
	1.01 Alexander C. Matina	☐	☐	☐	FOR
	1.02 Jeffrey Rona	☐	☐	☐	FOR
	1.03 Alan D. Willits	☐	☐	☐	FOR
	1.04 Mark W. Wong	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the selection of Grant Thornton LLP as independent registered public accounting firm of the Company for its fiscal year ending June 30, 2025.	☐	☐	☐	FOR
3.	To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Proxy Statement.	☐	☐	☐	FOR
4.	To approve the Company's Amended and Restated 2019 Equity Incentive Plan.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/SANW before 3:00 PM MT on December 15, 2024

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

S&W seed company P.O.BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To www.proxypush.com/SANW Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-390-5242 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided S&W Seed Company Annual Meeting of Shareholders For Shareholders of record as of October 18, 2022 TIME: Wednesday, December 14, 2022 2:30 PM, Mountain Time PLACE: Annual Meeting to be held virtually via live webcast please visit www.proxydocs.com/SANW for more details This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Mark W. Wong and Elizabeth Horton (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of S&W Seed Company which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE